UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08189

J.P. Morgan Fleming Mutual Fund Group, Inc.

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2012 through June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2013

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. mid-cap stocks outperformed the broader U.S. stock market, as the Russell Midcap Index returned 25.41%. U.S. mid-cap value stocks outperformed U.S. mid-cap growth stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	20.63%
Russell 3000 Growth Index	17.56%

Net Assets as of 6/30/2013 (In Thousands)	$1,999,422

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the health care and financial services sectors contributed to performance relative to the Benchmark. Stock selection in the consumer staples sector, and an overweight to technology, were detractors to relative performance.

Individual contributors to relative performance included the Fund’s positions in Aegerion Pharmaceuticals, Inc., Valeant Pharmaceuticals International, Inc. and Biogen Idec, Inc. Shares of Aegerion Pharmaceuticals, Inc., a biopharmaceutical company, rose with the company’s solid progress on its launch of lomitapide, a treatment for HoFH, a form of severe familial high cholesterol. Shares of Valeant Pharmaceuticals International, Inc. continue to benefit from solid execution on the firm’s core strategy, including the announced acquisition of Bausch and Lomb, which could be a highly accretive deal set to close later this year. Biogen Idec, Inc., a biotechnology company, was a net contributor as its multiple sclerosis drug, Tecfidera, got off to a very strong start following its launch, outperforming some of the most optimistic expectations.

Individual detractors from relative performance included the Fund’s positions in Aruba Networks, Inc., ServiceSource International, Inc. and International Game Technology. Aruba Networks, Inc., a networking vendor selling enterprise wireless local area network (LAN) and networking equipment, has struggled with meeting high growth expectations and, as a result, has experienced a sharp decline in its stock price. Shares of ServiceSource International, Inc. suffered after the computer services company’s outlook for its fourth quarter earnings 2012 was lower than investors had expected. International Gaming Technology suffered largely in the third quarter of 2012, due to a lack of casino openings and a decline in game yields, which negatively impacted its share price.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	4.2%
2.	Apple, Inc.	3.6
3.	Biogen Idec, Inc.	2.5
4.	Home Depot, Inc. (The)	2.0
5.	Amazon.com, Inc.	2.0
6.	Gilead Sciences, Inc.	1.9
7.	Visa, Inc., Class A	1.8
8.	Valeant Pharmaceuticals International, Inc.	1.7
9.	Avago Technologies Ltd.	1.6
10.	Michael Kors Holdings Ltd.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.4%
Consumer Discretionary	19.6
Industrials	17.2
Health Care	16.5
Financials	7.7
Energy	4.5
Materials	2.6
Consumer Staples	0.7
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		20.63%	7.06%	10.68%
With Sales Charge*		14.25	5.91	10.08
CLASS B SHARES	10/29/99
Without CDSC		20.06	6.52	10.11
With CDSC**		15.06	6.21	10.11
CLASS C SHARES	5/1/06
Without CDSC		20.04	6.51	10.02
With CDSC***		19.04	6.51	10.02
CLASS R5 SHARES	1/8/09	21.17	7.50	10.96
SELECT CLASS SHARES	5/1/06	20.93	7.32	10.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.79%
Russell Midcap Index	25.41%

Net Assets as of 6/30/2013 (In Thousands)	$863,420

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the producer durables and energy sectors detracted from relative performance. The Fund’s stock selection in the financial services and consumer discretionary sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Devon Energy Corp., MICROS Systems, Inc. and UnitedHealth Group, Inc. Devon Energy Corp. was adversely affected by weaker natural gas prices, as evidenced by three straight quarters of asset write-downs by the company. MICROS Systems, Inc., a global designer, manufacturer, marketer and servicer of enterprise information solutions for the global hospitality and retail industries, announced a new President and Chief Executive amid challenging business conditions. Shares of insurer UnitedHealth Group, Inc. traded modestly lower in the face of an uncertain regulatory environment for the managed care industry. The Fund sold its UnitedHealth Group position in March 2013.

Individual contributors to relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., Jarden Corp. and Coventry Health Care, Inc. Patterson-UTI Energy, Inc., which provides drilling services for oil and gas companies, benefited from increased demand. Jarden Corp., which owns over 100 well-known consumer brands, was rewarded for strong earnings and its shareholder-friendly approach to capital allocation, as highlighted by its $500 million share buyback program. Shares of national insurer Coventry Health Care, Inc. traded higher as the company agreed in the third quarter of 2012 to be acquired by Aetna at a 20% premium.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing shareholder value.

A change in the portfolio management team in February 2013 resulted in higher turnover during the reporting period. There was no material change to the Fund’s investment strategy or objective.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.6%
2.	Xilinx, Inc.	1.4
3.	Sherwin-Williams Co. (The)	1.3
4.	Carlisle Cos., Inc.	1.3
5.	O’Reilly Automotive, Inc.	1.3
6.	Williams-Sonoma, Inc.	1.3
7.	Marriott International, Inc., Class A	1.3
8.	T. Rowe Price Group, Inc.	1.2
9.	M&T Bank Corp.	1.1
10.	MSC Industrial Direct Co., Inc., Class A	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	22.0%
Financials	18.8
Industrials	14.9
Information Technology	13.6
Health Care	10.0
Materials	5.5
Energy	5.4
Utilities	4.6
Consumer Staples	3.0
Telecommunication Services	0.2
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		22.45%	13.98%
With Sales Charge*		16.03	11.63
CLASS C SHARES	11/30/10
Without CDSC		21.82	13.41
With CDSC**		20.82	13.41
CLASS R2 SHARES	11/30/10	22.13	13.68
CLASS R5 SHARES	11/30/10	22.95	14.49
CLASS R6 SHARES	1/31/11	23.01	14.53
SELECT CLASS SHARES	11/30/10	22.79	14.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	24.51%
Russell Midcap Index	25.41%

Net Assets as of 6/30/2013 (In Thousands)	$960,227

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the technology and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the financial services and health care sectors contributed to relative performance.

Individual detractors from relative performance included F5 Networks, Inc., Sprint Nextel Corp. and PetSmart, Inc. F5 Networks, Inc. is a leader in application delivery networking. Its shares traded lower after three straight quarters of underperforming revenue expectations. Not owning telecommunications holding company Sprint Nextel Corp. detracted from the Fund’s relative performance as its shares performed well during the reporting period. Shares of specialty pet supply retailer PetSmart, Inc. were slightly negative during the reporting period and significantly lagged the Benchmark. The company came under pressure in the first quarter of 2013, as momentum in the business showed signs of slowing, as evidenced by its reduced 2013 outlook. In addition, during the first quarter of 2013, its Chief Executive Officer and Chief Financial Officer announced their plans to retire, further weighing on the stock.

Individual contributors to relative performance included FleetCor Technologies, Inc., Valeant Pharmaceuticals International, Inc. and Telsa Motors, Inc. Shares of FleetCor Technologies, Inc., a global provider of fuel cards and workforce payment products, rose as the company was rewarded for its strong organic growth and consistently surpassing earnings expectations over the last four quarters. Valeant Pharmaceuticals International, Inc. benefited as it executed well on its core strategy, which is focused on generating strong organic growth, coupled with accretive and highly strategic acquisitions. Tesla Motors, Inc. manufactures electric cars and electric vehicle powertrain components. It experienced a breakout second quarter of 2013 as the company proved it was a successful new entrant into the automotive industry. The company was ramping up production of its

Model S luxury electric sedan and appeared to be getting into positive free cash flow territory. Later in the quarter, the company paid back its initial Department of Energy loan by issuing equity after a significant rally in its stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.6%
2.	Xilinx, Inc.	1.4
3.	Sherwin-Williams Co. (The)	1.3
4.	Carlisle Cos., Inc.	1.3
5.	Marriott International, Inc., Class A	1.3
6.	Williams-Sonoma, Inc.	1.3
7.	O’Reilly Automotive, Inc.	1.2
8.	T. Rowe Price Group, Inc.	1.2
9.	M&T Bank Corp.	1.1
10.	MSC Industrial Direct Co., Inc., Class A	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.7%
Financials	18.6
Industrials	14.8
Information Technology	13.5
Health Care	9.9
Energy	6.0
Materials	5.6
Utilities	4.6
Consumer Staples	2.9
Telecommunication Services	0.2
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		24.07%	8.02%	9.93%
With Sales Charge*		17.54	6.85	9.34
CLASS C SHARES	11/2/09
Without CDSC		23.44	7.62	9.73
With CDSC**		22.44	7.62	9.73
SELECT CLASS SHARES	1/1/97	24.51	8.29	10.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.76%
Russell Midcap Growth Index	22.88%

Net Assets as of 6/30/2013 (In Thousands)	$1,577,797

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell

Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the financial services and health care sectors contributed to relative performance. The Fund’s stock selection in the technology and consumer staples sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in FleetCor Technologies, Inc., Valeant Pharmaceuticals International, Inc. and Tesla Motors, Inc. FleetCor Technologies, Inc., a global payments solutions provider in the transportation sector, was a net contributor as the company continued to have organic growth and make progress on improving its recent acquisitions in international markets where the industry is in its infancy of development. Shares of Valeant Pharmaceuticals International, Inc. continued to benefit from solid execution on the firm’s core strategy, including the announced acquisition of Bausch and Lomb, which could be a highly accretive deal set to close later this year. Tesla Motors, Inc., an electric car maker, released strong first quarter 2013 results, as the company showed that it was a successful new entrant into the automotive industry. The company ramped up production of its technology-leading Model S luxury electric sedan, and appeared to be moving into positive free cash flow territory.

Individual detractors from relative performance included an overweight in F5 Networks, Inc., a leader in application delivery networking, and two companies that the Fund did not own during the reporting period, Delphi Automotive PLC, a multinational automotive parts manufacturing company, and Netflix, Inc., a provider of on-demand Internet streaming media and DVD delivery services. F5 Networks, Inc. has struggled as its price to earnings multiple has fallen as investors have questioned the validity of its growth rate. Shares of Delphi Automotive PLC and Netflix, Inc. performed well on strong execution of their business plans and not owning them, therefore,was detrimental to the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	O’Reilly Automotive, Inc.	2.6%
2.	Sherwin-Williams Co. (The)	2.1
3.	Alliance Data Systems Corp.	1.9
4.	Harley-Davidson, Inc.	1.8
5.	Michael Kors Holdings Ltd.	1.8
6.	Pall Corp.	1.8
7.	Valeant Pharmaceuticals International, Inc.	1.8
8.	Avago Technologies Ltd.	1.7
9.	Amphenol Corp., Class A	1.7
10.	J.B. Hunt Transport Services, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	22.4%
Industrials	20.0
Information Technology	18.7
Health Care	15.1
Financials	10.5
Energy	6.6
Materials	3.6
Consumer Staples	1.4
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		23.38%	6.26%	8.72%
With Sales Charge*		16.91	5.13	8.13
CLASS B SHARES	1/14/94
Without CDSC		22.70	5.69	8.17
With CDSC**		17.70	5.37	8.17
CLASS C SHARES	11/4/97
Without CDSC		22.72	5.69	8.06
With CDSC***		21.72	5.69	8.06
CLASS R2 SHARES	6/19/09	23.15	6.10	8.54
CLASS R5 SHARES	11/1/11	23.92	6.64	9.05
CLASS R6 SHARES	11/1/11	23.96	6.66	9.06
SELECT CLASS SHARES	3/2/89	23.76	6.59	9.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	25.68%
Russell Midcap Value Index	27.65%

Net Assets as of 6/30/2013 (In Thousands)	$13,262,982

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the

Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s relative underperformance versus the Benchmark was primarily driven by underweighting and stock selection in the industrials and telecommunications services sectors. The Fund’s stock selection in the financials and health care sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included three stocks that the Fund did not hold during the reporting period: telecommunications holding company Sprint Nextel Corp., Eaton Corp PLC, a diversified power management company, and Valero Energy Corp., a manufacturer of transportation fuels and other petrochemical products. Stocks of all three companies performed well during the reporting period and not owning them was detrimental to the Fund’s relative performance.

Individual contributors to the Fund’s relative performance during the reporting period included Charles Schwab Corp., PVH Corp. and Williams-Sonoma, Inc. Shares of Charles Schwab Corp., a brokerage and financial services company, rose as investors began shifting assets from cash and fixed income products into equities. PVH Corp., an apparel maker, saw increased growth in its key Asian and Latin American markets. Williams-Sonoma, Inc., a high-end consumer retailer, benefited from the strengthening U.S. housing market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the U.S.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Marsh & McLennan Cos., Inc.	1.7%
2.	Loews Corp.	1.7
3.	Ball Corp.	1.7
4.	Kohl’s Corp.	1.6
5.	AutoZone, Inc.	1.5
6.	Analog Devices, Inc.	1.5
7.	Ameriprise Financial, Inc.	1.5
8.	Amphenol Corp., Class A	1.5
9.	Fifth Third Bancorp	1.4
10.	Bed Bath & Beyond, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.5%
Consumer Discretionary	21.2
Industrials	9.7
Utilities	9.2
Information Technology	8.5
Materials	7.5
Energy	5.3
Health Care	4.9
Consumer Staples	4.5
Telecommunication Services	0.3
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		25.06%	9.87%	10.18%
With Sales Charge*		18.49	8.69	9.58
CLASS B SHARES	4/30/01
Without CDSC		24.42	9.31	9.71
With CDSC**		19.42	9.03	9.71
CLASS C SHARES	4/30/01
Without CDSC		24.43	9.31	9.59
With CDSC***		23.43	9.31	9.59
CLASS R2 SHARES	11/3/08	24.71	9.60	10.04
INSTITUTIONAL CLASS SHARES	11/13/97	25.68	10.40	10.72
SELECT CLASS SHARES	10/31/01	25.35	10.13	10.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.22%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.11%

Net Assets as of 6/30/13 (In Thousands)	$343,786

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2013.

During the first seven months of the reporting period, the Fund’s stock selection process produced a negative return. The Fund’s quantitative bottom-up stock selection process resulted in negative returns in the consumer, technology and financial sectors and positive returns in the industrial and health care sectors.

Over the last part of the reporting period, the Fund’s stock selection in the consumer staples and health care sectors was the main contributor to relative performance. The Fund’s stock selection in the energy and financials sectors detracted from relative performance.

HOW WAS THE FUND POSITIONED?

Prior to February 2013, the Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large cap, mid cap and small cap stocks and sought to go long on what they perceived to be inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. The portfolio management team changed in February 2013 and since that time the new team has employed a bottom up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s portfolio managers consider to be attractive and “short selling” stocks that they consider to be unattractive. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. By using this strategy, the Fund seeks to generate returns independent of the direction of the stock market.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	CareFusion Corp.	1.0%
2.	AECOM Technology Corp.	1.0
3.	Amdocs Ltd.	1.0
4.	UGI Corp.	1.0
5.	Staples, Inc.	1.0
6.	Dillard’s, Inc., Class A	1.0
7.	Computer Sciences Corp.	0.9
8.	AES Corp.	0.9
9.	Hewlett-Packard Co.	0.9
10.	Crane Co.	0.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Cooper Cos., Inc. (The)	1.2%
2.	Family Dollar Stores, Inc.	1.0
3.	Caterpillar, Inc.	1.0
4.	Fastenal Co.	1.0
5.	Paychex, Inc.	1.0
6.	Concho Resources, Inc.	1.0
7.	United Natural Foods, Inc.	0.9
8.	Intrepid Potash, Inc.	0.7
9.	DaVita HealthCare Partners, Inc.	0.7
10.	Joy Global, Inc.	0.7

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.3%
Consumer Discretionary	15.9
Industrials	14.2
Health Care	11.6
Financials	9.3
Energy	7.4
Consumer Staples	7.0
Materials	5.7
Utilities	4.5
Others (each less than 1.0%)	0.5
Short-Term Investment	7.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	16.8%
Consumer Discretionary	16.1
Information Technology	16.0
Health Care	11.6
Financials	11.0
Energy	9.5
Consumer Staples	7.3
Materials	6.0
Utilities	4.8
Telecommunication Services	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/23/03
Without Sales Charge		1.03%	(0.88)%	1.15%
With Sales Charge*		(4.30)	(1.94)	0.61
CLASS B SHARES	5/23/03
Without CDSC		0.32	(1.62)	0.56
With CDSC**		(4.68)	(2.05)	0.56
CLASS C SHARES	5/23/03
Without CDSC		0.32	(1.61)	0.41
With CDSC***		(0.68)	(1.61)	0.41
SELECT CLASS SHARES	5/23/03	1.22	(0.65)	1.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	25.73%
Russell 3000 Value Index	25.28%

Net Assets as of 6/30/2013 (In Thousands)	$3,696,923

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the materials and financials sectors contributed to relative performance. The Fund’s stock selection in the energy and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Rock-Tenn Co., American International Group, Inc. and Charles Schwab Corp. Shares of Rock-Tenn Co., a container and packaging company, rose on the news that the company would initiate a quarterly dividend to investors. American International Group, Inc., a global insurer, paid back the last of its 2008-09 U.S. government bailout and has emerged, once again, as a major company in the insurance industry. Shares of Charles Schwab Corp., a brokerage and financial services company, rose as investors began shifting assets from cash and fixed income products into equities.

Principal detractors from relative performance included three companies whose stock the Fund did not own during the reporting period: Berkshire Hathaway, Inc., a conglomerate holding company, General Electric Co., a multinational conglomerate corporation, and Chevron Corp., a multinational energy company. Stocks of all three companies performed well during the reporting period and not owning them was detrimental to the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, significant levels of free cash flow. As a result of bottom-up fundamental research, the Fund was overweight versus the Benchmark in the financials and consumer discretionary sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.1%
2.	Wells Fargo & Co.	3.3
3.	Pfizer, Inc.	2.3
4.	Johnson & Johnson	2.1
5.	Loews Corp.	1.9
6.	Capital One Financial Corp.	1.9
7.	Bank of America Corp.	1.8
8.	AutoZone, Inc.	1.7
9.	Procter & Gamble Co. (The)	1.6
10.	American International Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.1%
Consumer Discretionary	15.8
Health Care	10.1
Energy	9.2
Utilities	6.4
Information Technology	5.7
Industrials	5.6
Consumer Staples	4.7
Materials	2.5
Telecommunication Services	1.4
Investment Company	0.2
Short-Term Investment	5.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		25.09%	10.06%	8.36%
With Sales Charge*		18.50	8.88	7.66
CLASS C SHARES	2/28/05
Without CDSC		24.45	9.52	7.82
With CDSC**		23.45	9.52	7.82
INSTITUTIONAL CLASS SHARES	2/28/05	25.73	10.63	8.84
SELECT CLASS SHARES	2/28/05	25.38	10.34	8.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 19.8%
	Automobiles — 2.0%
515	Harley-Davidson, Inc.	28,232
117	Tesla Motors, Inc. (a)	12,527

		40,759

	Diversified Consumer Services — 0.6%
346	Sotheby’s	13,105

	Hotels, Restaurants & Leisure — 2.5%
686	Apollo Global Management LLC, Class A	16,539
360	Las Vegas Sands Corp.	19,028
353	Marriott International, Inc., Class A	14,239

		49,806

	Internet & Catalog Retail — 2.8%
143	Amazon.com, Inc. (a)	39,682
20	priceline.com, Inc. (a)	16,212

		55,894

	Media — 2.5%
363	DIRECTV (a)	22,362
431	Walt Disney Co. (The)	27,205

		49,567

	Specialty Retail — 5.6%
519	Home Depot, Inc. (The)	40,215
260	O’Reilly Automotive, Inc. (a)	29,292
261	Ross Stores, Inc.	16,915
444	Williams-Sonoma, Inc.	24,793

		111,215

	Textiles, Apparel & Luxury Goods — 3.8%
305	Lululemon Athletica, Inc., (Canada) (a)	19,997
520	Michael Kors Holdings Ltd., (Hong Kong) (a)	32,263
440	Wolverine World Wide, Inc.	24,017

		76,277

	Total Consumer Discretionary	396,623

	Consumer Staples — 0.8%
	Food Products — 0.8%
756	Dean Foods Co. (a)	7,578
193	WhiteWave Foods Co., Class A (a)	3,140
275	WhiteWave Foods Co., Class B (a)	4,182

	Total Consumer Staples	14,900

	Energy — 4.6%
	Energy Equipment & Services — 2.1%
232	Dril-Quip, Inc. (a)	20,911
297	Oceaneering International, Inc.	21,458

		42,369

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 2.5%
275	Cabot Oil & Gas Corp.	19,531
198	Concho Resources, Inc. (a)	16,585
227	Phillips 66	13,390

		49,506

	Total Energy	91,875

	Financials — 7.8%
	Capital Markets — 1.3%
375	Lazard Ltd., (Bermuda), Class A	12,053
184	T. Rowe Price Group, Inc.	13,489

		25,542

	Commercial Banks — 1.9%
192	M&T Bank Corp.	21,501
203	Signature Bank (a)	16,869

		38,370

	Diversified Financial Services — 1.1%
350	Moody’s Corp.	21,313

	Insurance — 3.2%
358	ACE Ltd., (Switzerland)	32,007
867	Amtrust Financial Services, Inc.	30,949

		62,956

	Real Estate Management & Development — 0.3%
283	CBRE Group, Inc., Class A (a)	6,611

	Total Financials	154,792

	Health Care — 16.7%
	Biotechnology — 8.9%
375	Aegerion Pharmaceuticals, Inc. (a)	23,771
240	Biogen Idec, Inc. (a)	51,605
936	Exact Sciences Corp. (a)	13,017
752	Gilead Sciences, Inc. (a)	38,495
196	Onyx Pharmaceuticals, Inc. (a)	21,353
70	Regeneron Pharmaceuticals, Inc. (a)	15,629
180	Vertex Pharmaceuticals, Inc. (a)	14,369

		178,239

	Health Care Equipment & Supplies — 0.5%
728	Novadaq Technologies, Inc., (Canada) (a)	9,795

	Health Care Providers & Services — 2.5%
663	Acadia Healthcare Co., Inc. (a)	21,925
440	UnitedHealth Group, Inc.	28,798

		50,723

	Life Sciences Tools & Services — 2.2%
515	Agilent Technologies, Inc.	22,013

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — Continued
279	Illumina, Inc. (a)	20,910

		42,923

	Pharmaceuticals — 2.6%
216	Allergan, Inc.	18,187
392	Valeant Pharmaceuticals International, Inc. (a)	33,735

		51,922

	Total Health Care	333,602

	Industrials — 17.4%
	Aerospace & Defense — 1.3%
112	Precision Castparts Corp.	25,336

	Airlines — 0.6%
705	Delta Air Lines, Inc. (a)	13,190

	Building Products — 1.1%
576	Fortune Brands Home & Security, Inc.	22,318

	Construction & Engineering — 1.0%
352	Fluor Corp.	20,859

	Electrical Equipment — 1.8%
264	Acuity Brands, Inc.	19,945
427	Generac Holdings, Inc.	15,785

		35,730

	Industrial Conglomerates — 1.4%
455	Carlisle Cos., Inc.	28,320

	Machinery — 1.6%
472	Pall Corp.	31,342

	Marine — 1.1%
276	Kirby Corp. (a)	21,985

	Road & Rail — 3.3%
154	Canadian Pacific Railway Ltd., (Canada)	18,668
405	J.B. Hunt Transport Services, Inc.	29,279
430	Old Dominion Freight Line, Inc. (a)	17,911

		65,858

	Trading Companies & Distributors — 4.2%
736	Air Lease Corp.	20,295
979	HD Supply Holdings, Inc. (a)	18,401
254	MSC Industrial Direct Co., Inc., Class A	19,636
484	Rush Enterprises, Inc., Class A (a)	11,972
160	Watsco, Inc.	13,459

		83,763

	Total Industrials	348,701

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 27.7%
	Communications Equipment — 1.0%
612	Aruba Networks, Inc. (a)	9,402
240	Palo Alto Networks, Inc. (a)	10,097

		19,499

	Computers & Peripherals — 3.6%
182	Apple, Inc.	72,225

	Electronic Equipment, Instruments & Components — 1.2%
302	Amphenol Corp., Class A	23,499

	Internet Software & Services — 8.5%
785	Dealertrack Technologies, Inc. (a)	27,795
553	eBay, Inc. (a)	28,575
97	Google, Inc., Class A (a)	84,956
96	LinkedIn Corp., Class A (a)	17,063
199	OpenTable, Inc. (a)	12,752

		171,141

	IT Services — 5.7%
140	Alliance Data Systems Corp. (a)	25,417
299	FleetCor Technologies, Inc. (a)	24,276
50	MasterCard, Inc., Class A	28,955
195	Visa, Inc., Class A	35,581

		114,229

	Semiconductors & Semiconductor Equipment — 4.2%
2,074	Applied Materials, Inc.	30,919
867	Avago Technologies Ltd., (Singapore)	32,416
591	Broadcom Corp., Class A	19,955

		83,290

	Software — 3.5%
414	Infoblox, Inc. (a)	12,122
320	Red Hat, Inc. (a)	15,317
379	Salesforce.com, Inc. (a)	14,486
284	Splunk, Inc. (a)	13,152
243	Workday, Inc., Class A (a)	15,542

		70,619

	Total Information Technology	554,502

	Materials — 2.6%
	Chemicals — 2.6%
141	PPG Industries, Inc.	20,658
182	Sherwin-Williams Co. (The)	32,106

	Total Materials	52,764

	Total Common Stocks (Cost $1,470,429)	1,947,759

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
77,133	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $77,133)	77,133

	Total Investments — 101.3% (Cost $1,547,562)	2,024,892
	Liabilities in Excess of Other Assets — (1.3)%	(25,470)

	NET ASSETS — 100.0%	$1,999,422

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 22.0%
	Automobiles — 1.3%
146	Harley-Davidson, Inc.	7,984
31	Tesla Motors, Inc. (a)	3,352

		11,336

	Distributors — 0.4%
47	Genuine Parts Co.	3,648

	Hotels, Restaurants & Leisure — 2.6%
40	Darden Restaurants, Inc.	2,030
269	Marriott International, Inc., Class A	10,849
49	Wynn Resorts Ltd.	6,234
53	Yum! Brands, Inc.	3,703

		22,816

	Household Durables — 1.3%
41	Jarden Corp. (a)	1,784
84	Mohawk Industries, Inc. (a)	9,435

		11,219

	Internet & Catalog Retail — 0.8%
69	Expedia, Inc.	4,178
41	TripAdvisor, Inc. (a)	2,498

		6,676

	Media — 2.2%
44	Cablevision Systems Corp., Class A	741
67	CBS Corp. (Non-Voting), Class B	3,286
108	Clear Channel Outdoor Holdings, Inc., Class A (a)	802
52	Discovery Communications, Inc., Class A (a)	4,015
126	DISH Network Corp., Class A	5,336
59	Gannett Co., Inc.	1,446
51	Madison Square Garden Co. (The), Class A (a)	3,022

		18,648

	Multiline Retail — 1.4%
87	Family Dollar Stores, Inc.	5,444
132	Kohl’s Corp.	6,675

		12,119

	Specialty Retail — 9.2%
16	AutoZone, Inc. (a)	6,659
85	Bed Bath & Beyond, Inc. (a)	6,026
85	GameStop Corp., Class A	3,577
154	Gap, Inc. (The)	6,444
130	GNC Holdings, Inc., Class A	5,756
99	O’Reilly Automotive, Inc. (a)	11,093
62	PetSmart, Inc.	4,163
102	Ross Stores, Inc.	6,611

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
35	Tiffany & Co.	2,579
83	TJX Cos., Inc.	4,160
51	Tractor Supply Co.	5,939
130	Urban Outfitters, Inc. (a)	5,233
198	Williams-Sonoma, Inc.	11,077

		79,317

	Textiles, Apparel & Luxury Goods — 2.8%
73	Lululemon Athletica, Inc., (Canada) (a)	4,750
127	Michael Kors Holdings Ltd., (Hong Kong) (a)	7,858
35	PVH Corp.	4,360
57	Under Armour, Inc., Class A (a)	3,374
21	V.F. Corp.	4,086

		24,428

	Total Consumer Discretionary	190,207

	Consumer Staples — 3.0%
	Beverages — 1.2%
75	Beam, Inc.	4,742
32	Brown-Forman Corp., Class B	2,145
81	Dr. Pepper Snapple Group, Inc.	3,713

		10,600

	Food Products — 0.9%
45	Hershey Co. (The)	4,021
12	JM Smucker Co. (The)	1,207
162	WhiteWave Foods Co., Class A (a)	2,629

		7,857

	Household Products — 0.5%
38	Energizer Holdings, Inc.	3,825

	Personal Products — 0.4%
162	Avon Products, Inc.	3,409

	Total Consumer Staples	25,691

	Energy — 5.4%
	Energy Equipment & Services — 1.0%
61	Cameron International Corp. (a)	3,712
69	Oceaneering International, Inc.	4,982

		8,694

	Oil, Gas & Consumable Fuels — 4.4%
91	Cabot Oil & Gas Corp.	6,463
65	Concho Resources, Inc. (a)	5,417
72	Devon Energy Corp.	3,739
57	EQT Corp.	4,563
91	PBF Energy, Inc.	2,350
76	Plains All American Pipeline LP	4,241

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
106	QEP Resources, Inc.	2,942
53	Range Resources Corp.	4,075
119	Williams Cos., Inc. (The)	3,864

		37,654

	Total Energy	46,348

	Financials — 18.8%
	Capital Markets — 4.5%
84	Ameriprise Financial, Inc.	6,794
209	Blackstone Group LP (The)	4,399
214	Charles Schwab Corp. (The)	4,533
167	Invesco Ltd.	5,312
102	Lazard Ltd., (Bermuda), Class A	3,279
70	Northern Trust Corp.	4,039
144	T. Rowe Price Group, Inc.	10,524

		38,880

	Commercial Banks — 4.6%
50	City National Corp.	3,162
32	Cullen/Frost Bankers, Inc.	2,143
132	East West Bancorp, Inc.	3,625
341	Fifth Third Bancorp	6,160
55	First Republic Bank	2,123
231	Huntington Bancshares, Inc.	1,817
88	M&T Bank Corp.	9,787
50	Signature Bank (a)	4,143
142	SunTrust Banks, Inc.	4,474
85	Zions Bancorporation	2,467

		39,901

	Diversified Financial Services — 0.8%
113	Moody’s Corp.	6,867

	Insurance — 5.7%
10	Alleghany Corp. (a)	3,833
54	Aon plc, (United Kingdom)	3,475
115	Axis Capital Holdings Ltd., (Bermuda)	5,269
49	Chubb Corp. (The)	4,118
119	Hartford Financial Services Group, Inc.	3,664
164	Loews Corp.	7,264
184	Marsh & McLennan Cos., Inc.	7,342
190	Old Republic International Corp.	2,448
22	OneBeacon Insurance Group Ltd., Class A	311
146	Unum Group	4,301
88	W.R. Berkley Corp.	3,599
125	XL Group plc, (Ireland)	3,786

		49,410

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 2.2%
171	Annaly Capital Management, Inc.	2,154
79	HCP, Inc.	3,602
111	Kimco Realty Corp.	2,372
86	Prologis, Inc.	3,233
60	Regency Centers Corp.	3,031
50	Vornado Realty Trust	4,129

		18,521

	Real Estate Management & Development — 0.5%
171	Brookfield Office Properties, Inc.	2,852
62	CBRE Group, Inc., Class A (a)	1,446

		4,298

	Thrifts & Mortgage Finance — 0.5%
23	Capitol Federal Financial, Inc.	279
132	Hudson City Bancorp, Inc.	1,206
181	People’s United Financial, Inc.	2,697

		4,182

	Total Financials	162,059

	Health Care — 10.0%
	Biotechnology — 1.9%
29	Alexion Pharmaceuticals, Inc. (a)	2,666
48	Onyx Pharmaceuticals, Inc. (a)	5,178
13	Regeneron Pharmaceuticals, Inc. (a)	2,878
68	Vertex Pharmaceuticals, Inc. (a)	5,455

		16,177

	Health Care Equipment & Supplies — 0.9%
87	CareFusion Corp. (a)	3,221
69	Sirona Dental Systems, Inc. (a)	4,552

		7,773

	Health Care Providers & Services — 3.9%
70	AmerisourceBergen Corp.	3,910
172	Brookdale Senior Living, Inc. (a)	4,540
84	Cigna Corp.	6,064
29	DaVita HealthCare Partners, Inc. (a)	3,467
103	Health Net, Inc. (a)	3,281
33	Henry Schein, Inc. (a)	3,182
114	Humana, Inc.	9,579

		34,023

	Life Sciences Tools & Services — 1.8%
151	Agilent Technologies, Inc.	6,445
175	Bruker Corp. (a)	2,826
83	Illumina, Inc. (a)	6,234

		15,505

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 1.5%
44	Actavis, Inc. (a)	5,579
89	Valeant Pharmaceuticals International, Inc. (a)	7,644

		13,223

	Total Health Care	86,701

	Industrials — 14.9%
	Airlines — 0.6%
299	Delta Air Lines, Inc. (a)	5,594

	Building Products — 1.0%
215	Fortune Brands Home & Security, Inc.	8,332

	Commercial Services & Supplies — 0.9%
39	Republic Services, Inc.	1,312
55	Stericycle, Inc. (a)	6,052

		7,364

	Construction & Engineering — 0.6%
87	Fluor Corp.	5,178

	Electrical Equipment — 2.3%
61	Acuity Brands, Inc.	4,622
104	AMETEK, Inc.	4,403
93	Generac Holdings, Inc.	3,457
28	Hubbell, Inc., Class B	2,798
68	Regal-Beloit Corp.	4,407

		19,687

	Industrial Conglomerates — 1.3%
182	Carlisle Cos., Inc.	11,361

	Machinery — 3.2%
95	Flowserve Corp.	5,104
93	IDEX Corp.	4,978
115	Pall Corp.	7,666
104	Rexnord Corp. (a)	1,745
53	Snap-on, Inc.	4,697
68	Wabtec Corp.	3,644

		27,834

	Marine — 0.6%
66	Kirby Corp. (a)	5,258

	Professional Services — 1.0%
77	Equifax, Inc.	4,556
123	Nielsen Holdings N.V.	4,145

		8,701

	Road & Rail — 1.3%
34	Canadian Pacific Railway Ltd., (Canada)	4,127
99	J.B. Hunt Transport Services, Inc.	7,173

		11,300

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.1%
161	Air Lease Corp.	4,447
214	HD Supply Holdings, Inc. (a)	4,019
125	MSC Industrial Direct Co., Inc., Class A	9,656

		18,122

	Total Industrials	128,731

	Information Technology — 13.6%
	Communications Equipment — 0.8%
136	Aruba Networks, Inc. (a)	2,083
38	F5 Networks, Inc. (a)	2,621
63	Palo Alto Networks, Inc. (a)	2,660

		7,364

	Electronic Equipment, Instruments & Components — 2.3%
173	Amphenol Corp., Class A	13,505
140	Arrow Electronics, Inc. (a)	5,584
48	CDW Corp. (a)	899

		19,988

	Internet Software & Services — 1.5%
105	Akamai Technologies, Inc. (a)	4,459
30	LinkedIn Corp., Class A (a)	5,420
44	OpenTable, Inc. (a)	2,833

		12,712

	IT Services — 2.7%
44	Alliance Data Systems Corp. (a)	8,038
130	CoreLogic, Inc. (a)	3,007
81	FleetCor Technologies, Inc. (a)	6,602
117	Jack Henry & Associates, Inc.	5,536

		23,183

	Semiconductors & Semiconductor Equipment — 4.3%
141	Analog Devices, Inc.	6,364
374	Applied Materials, Inc.	5,575
202	Avago Technologies Ltd., (Singapore)	7,558
101	KLA-Tencor Corp.	5,618
297	Xilinx, Inc.	11,747

		36,862

	Software — 2.0%
96	Red Hat, Inc. (a)	4,591
50	SolarWinds, Inc. (a)	1,948
70	Splunk, Inc. (a)	3,236
114	Synopsys, Inc. (a)	4,087
54	Workday, Inc., Class A (a)	3,435

		17,297

	Total Information Technology	117,406

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 5.5%
	Chemicals — 3.7%
52	Airgas, Inc.	4,928
81	Albemarle Corp.	5,066
43	PPG Industries, Inc.	6,354
65	Sherwin-Williams Co. (The)	11,548
53	Sigma-Aldrich Corp.	4,281

		32,177

	Containers & Packaging — 1.8%
175	Ball Corp.	7,254
40	Rock Tenn Co., Class A	3,998
92	Silgan Holdings, Inc.	4,305

		15,557

	Total Materials	47,734

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
51	Telephone & Data Systems, Inc.	1,266

	Utilities — 4.6%
	Electric Utilities — 1.6%
87	Edison International	4,171
46	NV Energy, Inc.	1,082
136	Westar Energy, Inc.	4,360
159	Xcel Energy, Inc.	4,492

		14,105

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
109	Questar Corp.	2,600

	Multi-Utilities — 2.7%
188	CenterPoint Energy, Inc.	4,418
166	CMS Energy Corp.	4,509
173	NiSource, Inc.	4,962
68	Sempra Energy	5,599
89	Wisconsin Energy Corp.	3,655

		23,143

	Total Utilities	39,848

	Total Common Stocks (Cost $787,952)	845,991

Short-Term Investment — 2.0%
	Investment Company — 2.0%
17,356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $17,356)	17,356

	Total Investments — 100.0% (Cost $805,308)	863,347
	Other Assets in Excess of Liabilities — 0.0% (g)	73

	NET ASSETS — 100.0%	$863,420

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 21.6%
	Automobiles — 1.3%
158	Harley-Davidson, Inc.	8,672
34	Tesla Motors, Inc. (a)	3,653

		12,325

	Distributors — 0.4%
52	Genuine Parts Co.	4,062

	Hotels, Restaurants & Leisure — 2.6%
43	Darden Restaurants, Inc.	2,179
299	Marriott International, Inc., Class A	12,055
55	Wynn Resorts Ltd.	6,976
53	Yum! Brands, Inc.	3,700

		24,910

	Household Durables — 1.3%
49	Jarden Corp. (a)	2,154
92	Mohawk Industries, Inc. (a)	10,352

		12,506

	Internet & Catalog Retail — 0.8%
76	Expedia, Inc.	4,585
46	TripAdvisor, Inc. (a)	2,782

		7,367

	Media — 2.1%
51	Cablevision Systems Corp., Class A	858
72	CBS Corp. (Non-Voting), Class B	3,523
115	Clear Channel Outdoor Holdings, Inc., Class A (a)	859
57	Discovery Communications, Inc., Class A (a)	4,363
142	DISH Network Corp., Class A	6,042
59	Gannett Co., Inc.	1,444
54	Madison Square Garden Co. (The), Class A (a)	3,211

		20,300

	Multiline Retail — 1.4%
96	Family Dollar Stores, Inc.	5,982
150	Kohl’s Corp.	7,566

		13,548

	Specialty Retail — 9.0%
18	AutoZone, Inc. (a)	7,550
96	Bed Bath & Beyond, Inc. (a)	6,828
94	GameStop Corp., Class A	3,930
162	Gap, Inc. (The)	6,777
142	GNC Holdings, Inc., Class A	6,256
105	O’Reilly Automotive, Inc. (a)	11,780
70	PetSmart, Inc.	4,670
110	Ross Stores, Inc.	7,142

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
39	Tiffany & Co.	2,835
89	TJX Cos., Inc.	4,464
54	Tractor Supply Co.	6,304
141	Urban Outfitters, Inc. (a)	5,687
215	Williams-Sonoma, Inc.	12,011

		86,234

	Textiles, Apparel & Luxury Goods — 2.7%
79	Lululemon Athletica, Inc., (Canada) (a)	5,166
136	Michael Kors Holdings Ltd., (Hong Kong) (a)	8,447
39	PVH Corp.	4,931
60	Under Armour, Inc., Class A (a)	3,582
22	V.F. Corp.	4,294

		26,420

	Total Consumer Discretionary	207,672

	Consumer Staples — 2.9%
	Beverages — 1.2%
82	Beam, Inc.	5,188
36	Brown-Forman Corp., Class B	2,414
88	Dr. Pepper Snapple Group, Inc.	4,064

		11,666

	Food Products — 0.9%
48	Hershey Co. (The)	4,309
13	JM Smucker Co. (The)	1,300
176	WhiteWave Foods Co., Class A (a)	2,857

		8,466

	Household Products — 0.4%
42	Energizer Holdings, Inc.	4,191

	Personal Products — 0.4%
178	Avon Products, Inc.	3,739

	Total Consumer Staples	28,062

	Energy — 5.9%
	Energy Equipment & Services — 1.0%
66	Cameron International Corp. (a)	4,033
75	Oceaneering International, Inc.	5,415

		9,448

	Oil, Gas & Consumable Fuels — 4.9%
100	Cabot Oil & Gas Corp.	7,109
70	Concho Resources, Inc. (a)	5,886
76	Devon Energy Corp.	3,935
128	Energen Corp.	6,666
65	EQT Corp.	5,161
98	PBF Energy, Inc.	2,550

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
82	Plains All American Pipeline LP	4,588
119	QEP Resources, Inc.	3,319
57	Range Resources Corp.	4,431
125	Williams Cos., Inc. (The)	4,063

		47,708

	Total Energy	57,156

	Financials — 18.6%
	Capital Markets — 4.4%
89	Ameriprise Financial, Inc.	7,207
227	Blackstone Group LP (The)	4,781
227	Charles Schwab Corp. (The)	4,809
184	Invesco Ltd.	5,840
111	Lazard Ltd., (Bermuda), Class A	3,565
79	Northern Trust Corp.	4,565
153	T. Rowe Price Group, Inc.	11,210

		41,977

	Commercial Banks — 4.6%
50	City National Corp.	3,158
32	Cullen/Frost Bankers, Inc.	2,140
145	East West Bancorp, Inc.	3,993
387	Fifth Third Bancorp	6,980
63	First Republic Bank	2,426
264	Huntington Bancshares, Inc.	2,077
97	M&T Bank Corp.	10,795
55	Signature Bank (a)	4,566
160	SunTrust Banks, Inc.	5,060
96	Zions Bancorporation	2,774

		43,969

	Diversified Financial Services — 0.8%
123	Moody’s Corp.	7,464

	Insurance — 5.7%
12	Alleghany Corp. (a)	4,431
59	Aon plc, (United Kingdom)	3,771
125	Axis Capital Holdings Ltd., (Bermuda)	5,727
47	Chubb Corp. (The)	3,974
134	Hartford Financial Services Group, Inc.	4,139
186	Loews Corp.	8,238
202	Marsh & McLennan Cos., Inc.	8,064
214	Old Republic International Corp.	2,759
23	OneBeacon Insurance Group Ltd., Class A	328
166	Unum Group	4,863
96	W.R. Berkley Corp.	3,938
144	XL Group plc, (Ireland)	4,375

		54,607

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 2.1%
184	Annaly Capital Management, Inc.	2,311
88	HCP, Inc.	3,980
119	Kimco Realty Corp.	2,546
93	Prologis, Inc.	3,512
67	Regency Centers Corp.	3,424
60	Vornado Realty Trust	4,983

		20,756

	Real Estate Management & Development — 0.5%
193	Brookfield Office Properties, Inc.	3,220
68	CBRE Group, Inc., Class A (a)	1,593

		4,813

	Thrifts & Mortgage Finance — 0.5%
27	Capitol Federal Financial, Inc.	323
145	Hudson City Bancorp, Inc.	1,324
203	People’s United Financial, Inc.	3,024

		4,671

	Total Financials	178,257

	Health Care — 9.9%
	Biotechnology — 1.8%
31	Alexion Pharmaceuticals, Inc. (a)	2,896
52	Onyx Pharmaceuticals, Inc. (a)	5,701
14	Regeneron Pharmaceuticals, Inc. (a)	3,216
75	Vertex Pharmaceuticals, Inc. (a)	5,974

		17,787

	Health Care Equipment & Supplies — 0.9%
97	CareFusion Corp. (a)	3,574
75	Sirona Dental Systems, Inc. (a)	4,954

		8,528

	Health Care Providers & Services — 3.9%
79	AmerisourceBergen Corp.	4,420
187	Brookdale Senior Living, Inc. (a)	4,934
90	Cigna Corp.	6,497
31	DaVita HealthCare Partners, Inc. (a)	3,769
112	Health Net, Inc. (a)	3,564
38	Henry Schein, Inc. (a)	3,591
125	Humana, Inc.	10,533

		37,308

	Life Sciences Tools & Services — 1.8%
167	Agilent Technologies, Inc.	7,158
190	Bruker Corp. (a)	3,072
90	Illumina, Inc. (a)	6,749

		16,979

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 1.5%
49	Actavis, Inc. (a)	6,134
97	Valeant Pharmaceuticals International, Inc. (a)	8,307

		14,441

	Total Health Care	95,043

	Industrials — 14.7%
	Airlines — 0.6%
328	Delta Air Lines, Inc. (a)	6,139

	Building Products — 1.0%
241	Fortune Brands Home & Security, Inc.	9,339

	Commercial Services & Supplies — 0.8%
42	Republic Services, Inc.	1,427
60	Stericycle, Inc. (a)	6,577

		8,004

	Construction & Engineering — 0.6%
96	Fluor Corp.	5,694

	Electrical Equipment — 2.2%
67	Acuity Brands, Inc.	5,022
118	AMETEK, Inc.	4,981
102	Generac Holdings, Inc.	3,783
31	Hubbell, Inc., Class B	3,089
75	Regal-Beloit Corp.	4,890

		21,765

	Industrial Conglomerates — 1.3%
199	Carlisle Cos., Inc.	12,390

	Machinery — 3.2%
102	Flowserve Corp.	5,525
101	IDEX Corp.	5,455
127	Pall Corp.	8,443
117	Rexnord Corp. (a)	1,964
59	Snap-on, Inc.	5,315
75	Wabtec Corp.	4,004

		30,706

	Marine — 0.6%
72	Kirby Corp. (a)	5,719

	Professional Services — 1.0%
85	Equifax, Inc.	5,003
134	Nielsen Holdings N.V.	4,505

		9,508

	Road & Rail — 1.3%
37	Canadian Pacific Railway Ltd., (Canada)	4,491
108	J.B. Hunt Transport Services, Inc.	7,802

		12,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.1%
176	Air Lease Corp.	4,845
236	HD Supply Holdings, Inc. (a)	4,442
137	MSC Industrial Direct Co., Inc., Class A	10,626

		19,913

	Total Industrials	141,470

	Information Technology — 13.4%
	Communications Equipment — 0.8%
149	Aruba Networks, Inc. (a)	2,281
41	F5 Networks, Inc. (a)	2,849
69	Palo Alto Networks, Inc. (a)	2,892

		8,022

	Electronic Equipment, Instruments & Components — 2.3%
192	Amphenol Corp., Class A	14,971
154	Arrow Electronics, Inc. (a)	6,121
53	CDW Corp. (a)	994

		22,086

	Internet Software & Services — 1.4%
113	Akamai Technologies, Inc. (a)	4,825
33	LinkedIn Corp., Class A (a)	5,866
48	OpenTable, Inc. (a)	3,044

		13,735

	IT Services — 2.7%
49	Alliance Data Systems Corp. (a)	8,798
141	CoreLogic, Inc. (a)	3,267
89	FleetCor Technologies, Inc. (a)	7,227
132	Jack Henry & Associates, Inc.	6,219

		25,511

	Semiconductors & Semiconductor Equipment — 4.2%
156	Analog Devices, Inc.	7,012
405	Applied Materials, Inc.	6,031
220	Avago Technologies Ltd., (Singapore)	8,216
110	KLA-Tencor Corp.	6,149
328	Xilinx, Inc.	13,007

		40,415

	Software — 2.0%
104	Red Hat, Inc. (a)	4,988
55	SolarWinds, Inc. (a)	2,115
76	Splunk, Inc. (a)	3,514
129	Synopsys, Inc. (a)	4,622
58	Workday, Inc., Class A (a)	3,711

		18,950

	Total Information Technology	128,719

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 5.6%
	Chemicals — 3.8%
58	Airgas, Inc.	5,579
92	Albemarle Corp.	5,736
48	PPG Industries, Inc.	7,086
73	Sherwin-Williams Co. (The)	12,805
60	Sigma-Aldrich Corp.	4,842

		36,048

	Containers & Packaging — 1.8%
191	Ball Corp.	7,942
46	Rock Tenn Co., Class A	4,620
104	Silgan Holdings, Inc.	4,871

		17,433

	Total Materials	53,481

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
59	Telephone & Data Systems, Inc.	1,466

	Utilities — 4.6%
	Electric Utilities — 1.6%
96	Edison International	4,606
51	NV Energy, Inc.	1,196
151	Westar Energy, Inc.	4,813
175	Xcel Energy, Inc.	4,960

		15,575

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
120	Questar Corp.	2,871

	Multi-Utilities — 2.7%
213	CenterPoint Energy, Inc.	5,000
183	CMS Energy Corp.	4,978
190	NiSource, Inc.	5,445
74	Sempra Energy	6,013
103	Wisconsin Energy Corp.	4,224

		25,660

	Total Utilities	44,106

	Total Common Stocks (Cost $667,359)	935,432

Short-Term Investment — 2.2%
	Investment Company — 2.2%
20,751	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $20,751)	20,751

	Total Investments — 99.6% (Cost $688,110)	956,183
	Other Assets in Excess of Liabilities — 0.4%	4,044

	NET ASSETS — 100.0%	$960,227

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 22.3%
	Automobiles — 2.6%
529	Harley-Davidson, Inc.	28,984
113	Tesla Motors, Inc. (a)	12,150

		41,134

	Hotels, Restaurants & Leisure — 3.0%
625	Marriott International, Inc., Class A	25,231
176	Wynn Resorts Ltd.	22,515

		47,746

	Household Durables — 1.1%
159	Mohawk Industries, Inc. (a)	17,841

	Media — 1.6%
187	Discovery Communications, Inc., Class A (a)	14,462
181	Madison Square Garden Co. (The), Class A (a)	10,712

		25,174

	Specialty Retail — 10.3%
303	GameStop Corp., Class A	12,752
469	GNC Holdings, Inc., Class A	20,748
356	O’Reilly Automotive, Inc. (a)	40,138
33	PetSmart, Inc.	2,204
370	Ross Stores, Inc.	23,960
180	Tractor Supply Co.	21,111
469	Urban Outfitters, Inc. (a)	18,855
405	Williams-Sonoma, Inc.	22,613

		162,381

	Textiles, Apparel & Luxury Goods — 3.7%
261	Lululemon Athletica, Inc., (Canada) (a)	17,100
459	Michael Kors Holdings Ltd., (Hong Kong) (a)	28,455
201	Under Armour, Inc., Class A (a)	11,972

		57,527

	Total Consumer Discretionary	351,803

	Consumer Staples — 1.4%
	Food Products — 0.6%
581	WhiteWave Foods Co., Class A (a)	9,445

	Personal Products — 0.8%
587	Avon Products, Inc.	12,334

	Total Consumer Staples	21,779

	Energy — 6.6%
	Energy Equipment & Services — 2.0%
218	Cameron International Corp. (a)	13,349
249	Oceaneering International, Inc.	17,942

		31,291

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.6%
331	Cabot Oil & Gas Corp.	23,472
233	Concho Resources, Inc. (a)	19,524
275	Plains All American Pipeline LP	15,353
190	Range Resources Corp.	14,675

		73,024

	Total Energy	104,315

	Financials — 10.4%
	Capital Markets — 3.0%
752	Blackstone Group LP (The)	15,841
367	Lazard Ltd., (Bermuda), Class A	11,796
272	T. Rowe Price Group, Inc.	19,886

		47,523

	Commercial Banks — 2.8%
478	East West Bancorp, Inc.	13,142
137	M&T Bank Corp.	15,343
181	Signature Bank (a)	15,035

		43,520

	Diversified Financial Services — 1.6%
407	Moody’s Corp.	24,768

	Insurance — 2.0%
194	Aon plc, (United Kingdom)	12,490
415	Axis Capital Holdings Ltd., (Bermuda)	18,990

		31,480

	Real Estate Investment Trusts (REITs) — 0.7%
308	Prologis, Inc.	11,622

	Real Estate Management & Development — 0.3%
225	CBRE Group, Inc., Class A (a)	5,244

	Total Financials	164,157

	Health Care — 15.0%
	Biotechnology — 3.7%
104	Alexion Pharmaceuticals, Inc. (a)	9,574
172	Onyx Pharmaceuticals, Inc. (a)	18,792
47	Regeneron Pharmaceuticals, Inc. (a)	10,614
249	Vertex Pharmaceuticals, Inc. (a)	19,848

		58,828

	Health Care Equipment & Supplies — 1.0%
249	Sirona Dental Systems, Inc. (a)	16,411

	Health Care Providers & Services — 3.7%
618	Brookdale Senior Living, Inc. (a)	16,345
103	DaVita HealthCare Partners, Inc. (a)	12,466
371	Health Net, Inc. (a)	11,796

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
203	Humana, Inc.	17,148

		57,755

	Life Sciences Tools & Services — 3.6%
551	Agilent Technologies, Inc.	23,541
629	Bruker Corp. (a)	10,158
302	Illumina, Inc. (a)	22,602

		56,301

	Pharmaceuticals — 3.0%
160	Actavis, Inc. (a)	20,246
320	Valeant Pharmaceuticals International, Inc. (a)	27,554

		47,800

	Total Health Care	237,095

	Industrials — 19.9%
	Airlines — 1.3%
1,088	Delta Air Lines, Inc. (a)	20,355

	Building Products — 1.1%
457	Fortune Brands Home & Security, Inc.	17,716

	Commercial Services & Supplies — 1.4%
198	Stericycle, Inc. (a)	21,829

	Construction & Engineering — 1.2%
317	Fluor Corp.	18,777

	Electrical Equipment — 1.8%
220	Acuity Brands, Inc.	16,629
338	Generac Holdings, Inc.	12,506

		29,135

	Industrial Conglomerates — 1.5%
380	Carlisle Cos., Inc.	23,678

	Machinery — 3.8%
343	Flowserve Corp.	18,509
418	Pall Corp.	27,775
248	Wabtec Corp.	13,236

		59,520

	Marine — 1.2%
238	Kirby Corp. (a)	18,946

	Professional Services — 0.9%
444	Nielsen Holdings N.V.	14,924

	Road & Rail — 2.6%
123	Canadian Pacific Railway Ltd., (Canada)	14,881
358	J.B. Hunt Transport Services, Inc.	25,869

		40,750

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 3.1%
586	Air Lease Corp.	16,168
777	HD Supply Holdings, Inc. (a)	14,600
233	MSC Industrial Direct Co., Inc., Class A	18,048

		48,816

	Total Industrials	314,446

	Information Technology — 18.6%
	Communications Equipment — 1.7%
491	Aruba Networks, Inc. (a)	7,546
137	F5 Networks, Inc. (a)	9,419
227	Palo Alto Networks, Inc. (a)	9,566

		26,531

	Electronic Equipment, Instruments & Components — 1.7%
336	Amphenol Corp., Class A	26,188

	Internet Software & Services — 2.9%
380	Akamai Technologies, Inc. (a)	16,147
110	LinkedIn Corp., Class A (a)	19,631
160	OpenTable, Inc. (a)	10,245

		46,023

	IT Services — 4.1%
162	Alliance Data Systems Corp. (a)	29,291
467	CoreLogic, Inc. (a)	10,811
296	FleetCor Technologies, Inc. (a)	24,032

		64,134

	Semiconductors & Semiconductor Equipment — 5.2%
1,355	Applied Materials, Inc.	20,205
729	Avago Technologies Ltd., (Singapore)	27,257
210	KLA-Tencor Corp.	11,675
595	Xilinx, Inc.	23,568

		82,705

	Software — 3.0%
346	Red Hat, Inc. (a)	16,529
180	SolarWinds, Inc. (a)	6,982
251	Splunk, Inc. (a)	11,636
194	Workday, Inc., Class A (a)	12,421

		47,568

	Total Information Technology	293,149

	Materials — 3.6%
	Chemicals — 3.6%
159	PPG Industries, Inc.	23,294
187	Sherwin-Williams Co. (The)	33,024

	Total Materials	56,318

	Total Common Stocks (Cost $1,131,158)	1,543,062

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
27,053	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $27,053)	27,053

	Total Investments — 99.5% (Cost $1,158,211)	1,570,115
	Other Assets in Excess of Liabilities — 0.5%	7,682

	NET ASSETS — 100.0%	$1,577,797

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 21.2%
	Distributors — 0.9%
1,441	Genuine Parts Co.	112,465

	Hotels, Restaurants & Leisure — 2.1%
1,211	Darden Restaurants, Inc.	61,121
2,941	Marriott International, Inc., Class A	118,714
1,457	Yum! Brands, Inc.	100,994

		280,829

	Household Durables — 1.5%
1,387	Jarden Corp. (a)	60,689
1,235	Mohawk Industries, Inc. (a)	138,970

		199,659

	Internet & Catalog Retail — 1.6%
2,141	Expedia, Inc.	128,796
1,265	TripAdvisor, Inc. (a)	77,018

		205,814

	Media — 2.6%
1,360	Cablevision Systems Corp., Class A	22,870
1,996	CBS Corp. (Non-Voting), Class B	97,538
3,065	Clear Channel Outdoor Holdings, Inc., Class A (a)	22,866
3,868	DISH Network Corp., Class A	164,487
1,574	Gannett Co., Inc.	38,510

		346,271

	Multiline Retail — 2.8%
2,693	Family Dollar Stores, Inc.	167,801
4,073	Kohl’s Corp.	205,727

		373,528

	Specialty Retail — 7.8%
484	AutoZone, Inc. (a)	205,234
2,620	Bed Bath & Beyond, Inc. (a)	185,747
4,419	Gap, Inc. (The)	184,394
1,637	PetSmart, Inc.	109,683
1,092	Tiffany & Co.	79,519
2,502	TJX Cos., Inc.	125,227
2,661	Williams-Sonoma, Inc.	148,715

		1,038,519

	Textiles, Apparel & Luxury Goods — 1.9%
1,075	PVH Corp.	134,435
607	V.F. Corp.	117,200

		251,635

	Total Consumer Discretionary	2,808,720

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 4.5%
	Beverages — 2.4%
2,316	Beam, Inc.	146,148
979	Brown-Forman Corp., Class B	66,134
2,492	Dr. Pepper Snapple Group, Inc.	114,470

		326,752

	Food Products — 1.2%
1,336	Hershey Co. (The)	119,322
348	JM Smucker Co. (The)	35,909

		155,231

	Household Products — 0.9%
1,173	Energizer Holdings, Inc.	117,918

	Total Consumer Staples	599,901

	Energy — 5.3%
	Oil, Gas & Consumable Fuels — 5.3%
2,068	Devon Energy Corp.	107,294
3,403	Energen Corp.	177,843
1,772	EQT Corp.	140,644
2,756	PBF Energy, Inc.	71,389
3,265	QEP Resources, Inc.	90,700
3,410	Williams Cos., Inc. (The)	110,739

	Total Energy	698,609

	Financials — 26.5%
	Capital Markets — 5.7%
2,408	Ameriprise Financial, Inc.	194,786
6,236	Charles Schwab Corp. (The)	132,401
5,140	Invesco Ltd.	163,438
2,150	Northern Trust Corp.	124,496
1,902	T. Rowe Price Group, Inc.	139,149

		754,270

	Commercial Banks — 6.2%
1,329	City National Corp.	84,250
855	Cullen/Frost Bankers, Inc.	57,079
10,519	Fifth Third Bancorp	189,866
1,701	First Republic Bank	65,473
7,112	Huntington Bancshares, Inc.	56,046
1,460	M&T Bank Corp.	163,100
4,368	SunTrust Banks, Inc.	137,910
2,634	Zions Bancorporation	76,069

		829,793

	Insurance — 9.3%
308	Alleghany Corp. (a)	118,150
1,253	Chubb Corp. (The)	106,038

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
3,653	Hartford Financial Services Group, Inc.	112,958
5,042	Loews Corp.	223,874
5,681	Marsh & McLennan Cos., Inc.	226,794
5,865	Old Republic International Corp.	75,477
570	OneBeacon Insurance Group Ltd., Class A	8,257
4,514	Unum Group	132,576
2,715	W.R. Berkley Corp.	110,936
3,850	XL Group plc, (Ireland)	116,719

		1,231,779

	Real Estate Investment Trusts (REITs) — 3.6%
5,179	Annaly Capital Management, Inc.	65,103
2,436	HCP, Inc.	110,678
3,346	Kimco Realty Corp.	71,711
1,839	Regency Centers Corp.	93,453
1,694	Vornado Realty Trust	140,368

		481,313

	Real Estate Management & Development — 0.7%
5,272	Brookfield Office Properties, Inc.	87,932

	Thrifts & Mortgage Finance — 1.0%
708	Capitol Federal Financial, Inc.	8,597
3,902	Hudson City Bancorp, Inc.	35,744
5,571	People’s United Financial, Inc.	83,003

		127,344

	Total Financials	3,512,431

	Health Care — 4.9%
	Health Care Equipment & Supplies — 0.8%
2,694	CareFusion Corp. (a)	99,280

	Health Care Providers & Services — 4.1%
2,159	AmerisourceBergen Corp.	120,546
2,482	Cigna Corp.	179,886
1,024	Henry Schein, Inc. (a)	98,094
1,771	Humana, Inc.	149,474

		548,000

	Total Health Care	647,280

	Industrials — 9.7%
	Building Products — 0.8%
2,757	Fortune Brands Home & Security, Inc.	106,794

	Commercial Services & Supplies — 0.3%
1,168	Republic Services, Inc.	39,640

	Electrical Equipment — 2.7%
3,209	AMETEK, Inc.	135,741
869	Hubbell, Inc., Class B	86,054

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
2,095	Regal-Beloit Corp.	135,848

		357,643

	Industrial Conglomerates — 1.1%
2,371	Carlisle Cos., Inc.	147,734

	Machinery — 2.6%
2,851	IDEX Corp.	153,433
3,194	Rexnord Corp. (a)	53,820
1,620	Snap-on, Inc.	144,790

		352,043

	Professional Services — 1.1%
2,383	Equifax, Inc.	140,449

	Trading Companies & Distributors — 1.1%
1,871	MSC Industrial Direct Co., Inc., Class A	144,913

	Total Industrials	1,289,216

	Information Technology — 8.4%
	Electronic Equipment, Instruments & Components — 3.0%
2,469	Amphenol Corp., Class A	192,420
4,319	Arrow Electronics, Inc. (a)	172,113
1,484	CDW Corp. (a)	27,623

		392,156

	IT Services — 1.3%
3,612	Jack Henry & Associates, Inc.	170,256

	Semiconductors & Semiconductor Equipment — 3.2%
4,353	Analog Devices, Inc.	196,145
1,306	KLA-Tencor Corp.	72,805
4,056	Xilinx, Inc.	160,640

		429,590

	Software — 0.9%
3,524	Synopsys, Inc. (a)	125,998

	Total Information Technology	1,118,000

	Materials — 7.5%
	Chemicals — 3.9%
1,591	Airgas, Inc.	151,913
2,507	Albemarle Corp.	156,149
435	Sherwin-Williams Co. (The)	76,855
1,642	Sigma-Aldrich Corp.	131,950

		516,867

	Containers & Packaging — 3.6%
5,382	Ball Corp.	223,568
1,234	Rock Tenn Co., Class A	123,248

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Containers & Packaging — Continued
2,826	Silgan Holdings, Inc.	132,705

		479,521

	Total Materials	996,388

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
1,585	Telephone & Data Systems, Inc.	39,077

	Utilities — 9.2%
	Electric Utilities — 3.3%
2,657	Edison International	127,959
1,416	NV Energy, Inc.	33,224
4,183	Westar Energy, Inc.	133,681
4,862	Xcel Energy, Inc.	137,796

		432,660

	Gas Utilities — 0.6%
3,344	Questar Corp.	79,758

	Multi-Utilities — 5.3%
5,798	CenterPoint Energy, Inc.	136,198
5,093	CMS Energy Corp.	138,389
5,340	NiSource, Inc.	152,948

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
2,066	Sempra Energy	168,950
2,749	Wisconsin Energy Corp.	112,681

		709,166

	Total Utilities	1,221,584

	Total Common Stocks (Cost $9,504,192)	12,931,206

Short-Term Investment — 2.4%
	Investment Company — 2.4%
322,830	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $322,830)	322,830

	Total Investments — 99.9% (Cost $9,827,022)	13,254,036
	Other Assets in Excess of Liabilities — 0.1%	8,946

	NET ASSETS — 100.0%	$13,262,982

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 98.5% (j)
Common Stocks — 91.0%
	Consumer Discretionary — 15.7%
	Auto Components — 0.4%
70	Dana Holding Corp.	1,340

	Automobiles — 0.8%
76	Ford Motor Co.	1,183
43	General Motors Co. (a)	1,426

		2,609

	Diversified Consumer Services — 0.9%
26	Apollo Group, Inc., Class A (a)	455
20	Coinstar, Inc. (a)	1,176
47	Service Corp. International	843
16	Weight Watchers International, Inc.	749

		3,223

	Hotels, Restaurants & Leisure — 2.5%
17	Bally Technologies, Inc. (a)	959
43	Brinker International, Inc.	1,681
15	Cracker Barrel Old Country Store, Inc.	1,378
57	International Game Technology	948
20	Marriott Vacations Worldwide Corp. (a)	858
53	MGM Resorts International (a)	786
41	Texas Roadhouse, Inc.	1,034
17	Wyndham Worldwide Corp.	954

		8,598

	Household Durables — 1.5%
17	Garmin Ltd., (Switzerland)	618
40	Jarden Corp. (a)	1,754
71	PulteGroup, Inc. (a)	1,345
10	Ryland Group, Inc. (The)	411
8	Whirlpool Corp.	882

		5,010

	Internet & Catalog Retail — 1.0%
18	Expedia, Inc.	1,054
36	HomeAway, Inc. (a)	1,180
45	Liberty Interactive Corp., Class A (a)	1,037

		3,271

	Leisure Equipment & Products — 0.5%
23	Hasbro, Inc.	1,046
13	Sturm Ruger & Co., Inc.	607

		1,653

	Media — 2.6%
17	AMC Networks, Inc., Class A (a)	1,131
27	Comcast Corp., Class A	1,124
19	DISH Network Corp., Class A	815

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
32	Gannett Co., Inc.	787
48	Lions Gate Entertainment Corp. (a)	1,309
9	Meredith Corp.	418
15	News Corp., Class A	473
17	Omnicom Group, Inc.	1,094
5	Regal Entertainment Group, Class A	98
15	Scripps Networks Interactive, Inc., Class A	1,005
35	Valassis Communications, Inc.	858

		9,112

	Multiline Retail — 0.9%
40	Dillard’s, Inc., Class A	3,245

	Specialty Retail — 3.9%
16	Abercrombie & Fitch Co., Class A	733
40	American Eagle Outfitters, Inc.	737
25	Buckle, Inc. (The)	1,313
32	Foot Locker, Inc.	1,116
39	GameStop Corp., Class A	1,630
25	Gap, Inc. (The)	1,059
159	Office Depot, Inc. (a)	617
9	O’Reilly Automotive, Inc. (a)	992
26	Penske Automotive Group, Inc.	806
2	PetSmart, Inc.	135
206	Staples, Inc.	3,262
20	TJX Cos., Inc.	1,008

		13,408

	Textiles, Apparel & Luxury Goods — 0.7%
18	Carter’s, Inc.	1,341
22	Hanesbrands, Inc.	1,139

		2,480

	Total Consumer Discretionary	53,949

	Consumer Staples — 6.9%
	Beverages — 0.5%
12	Constellation Brands, Inc., Class A (a)	644
24	Molson Coors Brewing Co., Class B	1,135

		1,779

	Food & Staples Retailing — 2.1%
24	CVS Caremark Corp.	1,372
35	Kroger Co. (The)	1,217
700	Rite Aid Corp. (a)	2,002
54	Safeway, Inc.	1,275
33	Walgreen Co.	1,477

		7,343

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Food Products — 2.0%
68	Dean Foods Co. (a)	685
20	Green Mountain Coffee Roasters, Inc. (a)	1,494
23	Ingredion, Inc.	1,481
10	JM Smucker Co. (The)	1,003
16	Sanderson Farms, Inc.	1,057
51	Tyson Foods, Inc., Class A	1,320

		7,040

	Household Products — 0.8%
28	Energizer Holdings, Inc.	2,764

	Personal Products — 0.7%
19	Herbalife Ltd., (Cayman Islands)	868
23	Nu Skin Enterprises, Inc., Class A	1,383

		2,251

	Tobacco — 0.8%
24	Altria Group, Inc.	854
20	Lorillard, Inc.	892
16	Universal Corp.	902

		2,648

	Total Consumer Staples	23,825

	Energy — 7.3%
	Energy Equipment & Services — 3.4%
5	Bristow Group, Inc.	358
44	C&J Energy Services, Inc. (a)	857
35	Diamond Offshore Drilling, Inc.	2,408
17	Ensco plc, (United Kingdom), Class A	980
21	Helix Energy Solutions Group, Inc. (a)	482
73	McDermott International, Inc. (a)	598
44	Nabors Industries Ltd., (Bermuda)	678
12	Oil States International, Inc. (a)	1,076
13	Rowan Cos. plc, Class A (a)	450
67	RPC, Inc.	928
40	Superior Energy Services, Inc. (a)	1,041
17	Tidewater, Inc.	989
21	Unit Corp. (a)	896

		11,741

	Oil, Gas & Consumable Fuels — 3.9%
33	Anadarko Petroleum Corp.	2,863
6	Chevron Corp.	739
16	ConocoPhillips	995
31	Delek U.S. Holdings, Inc.	883
9	HollyFrontier Corp.	374
25	Newfield Exploration Co. (a)	592
15	Noble Energy, Inc.	924

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
24	Oasis Petroleum, Inc. (a)	950
21	Phillips 66	1,248
18	Rosetta Resources, Inc. (a)	750
32	Ship Finance International Ltd., (Bermuda)	472
24	Southwestern Energy Co. (a)	883
38	Stone Energy Corp. (a)	829
4	Tesoro Corp.	184
28	Western Refining, Inc.	774

		13,460

	Total Energy	25,201

	Financials — 9.1%
	Capital Markets — 1.0%
6	Ameriprise Financial, Inc.	477
49	Ares Capital Corp.	849
37	Bank of New York Mellon Corp. (The)	1,033
30	Fifth Street Finance Corp.	308
6	Goldman Sachs Group, Inc. (The)	957

		3,624

	Commercial Banks — 2.4%
10	BB&T Corp.	326
37	East West Bancorp, Inc.	1,015
23	Fifth Third Bancorp	424
25	First Republic Bank	967
163	Huntington Bancshares, Inc.	1,287
11	PNC Financial Services Group, Inc. (The)	818
90	Regions Financial Corp.	858
38	U.S. Bancorp	1,386
31	Wells Fargo & Co.	1,268

		8,349

	Consumer Finance — 0.7%
21	Discover Financial Services	1,009
66	SLM Corp.	1,499

		2,508

	Diversified Financial Services — 0.7%
26	Citigroup, Inc.	1,232
19	Moody’s Corp.	1,127

		2,359

	Insurance — 3.1%
6	Allied World Assurance Co. Holdings AG, (Switzerland)	565
29	Allstate Corp. (The)	1,372
9	American Financial Group, Inc.	442
12	Aspen Insurance Holdings Ltd., (Bermuda)	430

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Insurance — Continued
7	Everest Re Group Ltd., (Bermuda)	902
33	Fidelity National Financial, Inc., Class A	776
33	First American Financial Corp.	732
11	HCC Insurance Holdings, Inc.	459
35	Montpelier Re Holdings Ltd., (Bermuda)	886
12	PartnerRe Ltd., (Bermuda)	1,111
17	Platinum Underwriters Holdings Ltd., (Bermuda)	989
14	Prudential Financial, Inc.	1,002
4	RenaissanceRe Holdings Ltd., (Bermuda)	384
6	Travelers Cos., Inc. (The)	457

		10,507

	Real Estate Investment Trusts (REITs) — 0.9%
3	AvalonBay Communities, Inc.	376
32	Brandywine Realty Trust	428
18	CBL & Associates Properties, Inc.	393
13	Corporate Office Properties Trust	343
10	Highwoods Properties, Inc.	355
6	Post Properties, Inc.	301
5	SL Green Realty Corp.	407
12	Weingarten Realty Investors	374

		2,977

	Thrifts & Mortgage Finance — 0.3%
24	Ocwen Financial Corp. (a)	990

	Total Financials	31,314

	Health Care — 11.4%
	Biotechnology — 2.2%
15	Amgen, Inc.	1,439
11	Cubist Pharmaceuticals, Inc. (a)	544
10	Gilead Sciences, Inc. (a)	514
23	Isis Pharmaceuticals, Inc. (a)	606
54	PDL BioPharma, Inc.	418
38	Quintiles Transnational Holdings, Inc. (a)	1,608
24	United Therapeutics Corp. (a)	1,549
10	Vertex Pharmaceuticals, Inc. (a)	761

		7,439

	Health Care Equipment & Supplies — 3.0%
39	Alere, Inc. (a)	954
10	Becton, Dickinson & Co.	948
105	Boston Scientific Corp. (a)	970
94	CareFusion Corp. (a)	3,466
38	Medtronic, Inc.	1,981
33	ResMed, Inc.	1,468
21	Thoratec Corp. (a)	669

		10,456

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.6%
23	Aetna, Inc.	1,443
40	AmerisourceBergen Corp.	2,211
20	Centene Corp. (a)	1,024
22	Cigna Corp.	1,616
25	Community Health Systems, Inc.	1,191
29	HealthSouth Corp. (a)	830
29	Molina Healthcare, Inc. (a)	1,079
40	Omnicare, Inc.	1,887
13	WellPoint, Inc.	1,062

		12,343

	Health Care Technology — 0.2%
34	MedAssets, Inc. (a)	610

	Life Sciences Tools & Services — 0.3%
24	PAREXEL International Corp. (a)	1,118

	Pharmaceuticals — 2.1%
14	Actavis, Inc. (a)	1,795
6	Eli Lilly & Co.	293
31	Endo Health Solutions, Inc. (a)	1,129
13	Hospira, Inc. (a)	500
29	Mylan, Inc. (a)	911
32	Questcor Pharmaceuticals, Inc.	1,470
17	Salix Pharmaceuticals Ltd. (a)	1,109

		7,207

	Total Health Care	39,173

	Industrials — 14.0%
	Aerospace & Defense — 1.8%
13	Boeing Co. (The)	1,330
12	Esterline Technologies Corp. (a)	883
19	Huntington Ingalls Industries, Inc.	1,054
3	Northrop Grumman Corp.	259
55	Textron, Inc.	1,433
9	TransDigm Group, Inc.	1,334

		6,293

	Air Freight & Logistics — 0.1%
2	United Parcel Service, Inc., Class B	176

	Airlines — 0.7%
7	Alaska Air Group, Inc. (a)	375
83	Delta Air Lines, Inc. (a)	1,547
48	Southwest Airlines Co.	619

		2,541

	Commercial Services & Supplies — 1.6%
30	Avery Dennison Corp.	1,265
204	Pitney Bowes, Inc.	2,992

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
		Commercial Services & Supplies — Continued
89		R.R. Donnelley & Sons Co.	1,249

			5,506

		Construction & Engineering — 2.4%
106		AECOM Technology Corp. (a)	3,383
29		Chicago Bridge & Iron Co. N.V., (Netherlands)	1,756
24		EMCOR Group, Inc.	996
14		Fluor Corp.	808
30		URS Corp.	1,398

			8,341

		Electrical Equipment — 0.8%
20		Brady Corp., Class A	619
25		EnerSys, Inc.	1,204
25		General Cable Corp.	784

			2,607

		Industrial Conglomerates — 0.2%
37		General Electric Co.	861

		Machinery — 4.1%
18		AGCO Corp.	892
29		Briggs & Stratton Corp.	572
52		Crane Co.	3,092
25		Ingersoll-Rand plc, (Ireland)	1,382
51		ITT Corp.	1,506
6		Middleby Corp. (a)	1,000
59		Oshkosh Corp. (a)	2,229
—	(h)	Standex International Corp.	17
53		Terex Corp. (a)	1,382
46		Titan International, Inc.	769
29		Trinity Industries, Inc.	1,108

			13,949

		Marine — 0.2%
21		Matson, Inc.	525

		Professional Services — 0.9%
8		Corporate Executive Board Co. (The)	530
16		Manpowergroup, Inc.	884
21		Towers Watson & Co., Class A	1,702

			3,116

		Road & Rail — 1.1%
46		Avis Budget Group, Inc. (a)	1,330
29		Hertz Global Holdings, Inc. (a)	708
40		Swift Transportation Co. (a)	658
8		Union Pacific Corp.	1,259

			3,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.1%
7	United Rentals, Inc. (a)	332

	Total Industrials	48,202

	Information Technology — 16.1%
	Communications Equipment — 1.1%
59	ARRIS Group, Inc. (a)	854
15	Aruba Networks, Inc. (a)	225
59	Cisco Systems, Inc.	1,433
17	Harris Corp.	843
1	Plantronics, Inc.	59
39	Polycom, Inc. (a)	412

		3,826

	Computers & Peripherals — 2.5%
126	Hewlett-Packard Co.	3,124
53	NetApp, Inc. (a)	1,988
30	Seagate Technology plc, (Ireland)	1,363
34	Western Digital Corp.	2,123

		8,598

	Electronic Equipment, Instruments & Components — 1.2%
20	Avnet, Inc. (a)	660
56	Corning, Inc.	803
6	Dolby Laboratories, Inc., Class A	204
23	Ingram Micro, Inc., Class A (a)	436
52	Jabil Circuit, Inc.	1,064
21	SYNNEX Corp. (a)	890

		4,057

	Internet Software & Services — 1.4%
4	Equinix, Inc. (a)	775
1	Google, Inc., Class A (a)	968
6	ValueClick, Inc. (a)	139
122	Yahoo!, Inc. (a)	3,057

		4,939

	IT Services — 3.7%
91	Amdocs Ltd.	3,361
20	CACI International, Inc., Class A (a)	1,249
72	Computer Sciences Corp.	3,162
49	Convergys Corp.	859
13	CoreLogic, Inc. (a)	292
23	Fidelity National Information Services, Inc.	989
19	Gartner, Inc. (a)	1,104
9	Jack Henry & Associates, Inc.	428
25	NeuStar, Inc., Class A (a)	1,234

		12,678

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Office Electronics — 0.3%
90	Xerox Corp.	817
9	Zebra Technologies Corp., Class A (a)	382

		1,199

	Semiconductors & Semiconductor Equipment — 2.5%
46	Applied Materials, Inc.	690
30	Broadcom Corp., Class A	1,021
21	Freescale Semiconductor Ltd. (a)	287
19	KLA-Tencor Corp.	1,063
7	Lam Research Corp. (a)	308
96	Marvell Technology Group Ltd., (Bermuda)	1,127
162	Micron Technology, Inc. (a)	2,328
70	NVIDIA Corp.	981
101	PMC-Sierra, Inc. (a)	639

		8,444

	Software — 3.4%
62	Activision Blizzard, Inc.	891
13	BMC Software, Inc. (a)	599
48	CA, Inc.	1,380
91	Cadence Design Systems, Inc. (a)	1,312
37	Microsoft Corp.	1,291
20	Oracle Corp.	606
13	PTC, Inc. (a)	330
125	Rovi Corp. (a)	2,866
68	Symantec Corp.	1,536
48	Take-Two Interactive Software, Inc. (a)	713

		11,524

	Total Information Technology	55,265

	Materials — 5.6%
	Chemicals — 1.7%
20	Cabot Corp.	745
6	CF Industries Holdings, Inc.	1,104
24	H.B. Fuller Co.	924
71	Huntsman Corp.	1,176
5	Monsanto Co.	535
3	NewMarket Corp.	905
24	Olin Corp.	568

		5,957

	Containers & Packaging — 1.3%
17	Ball Corp.	711
19	Greif, Inc., Class A	978
36	Owens-Illinois, Inc. (a)	992
49	Sealed Air Corp.	1,183
13	Silgan Holdings, Inc.	588

		4,452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.4%
88	Alcoa, Inc.	685
13	Kaiser Aluminum Corp.	788
13	Reliance Steel & Aluminum Co.	876
30	Steel Dynamics, Inc.	452
18	SunCoke Energy, Inc. (a)	257
36	United States Steel Corp.	631
35	Worthington Industries, Inc.	1,117

		4,806

	Paper & Forest Products — 1.2%
43	Domtar Corp., (Canada)	2,885
21	Schweitzer-Mauduit International, Inc.	1,064

		3,949

	Total Materials	19,164

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
188	Frontier Communications Corp.	761
2	Verizon Communications, Inc.	108

		869

	Wireless Telecommunication Services — 0.2%
23	T-Mobile US, Inc. (a)	561

	Total Telecommunication Services	1,430

	Utilities — 4.5%
	Electric Utilities — 1.1%
16	Edison International	768
24	Exelon Corp.	748
20	FirstEnergy Corp.	745
53	Portland General Electric Co.	1,615

		3,876

	Gas Utilities — 1.2%
20	AGL Resources, Inc.	840
84	UGI Corp.	3,291

		4,131

	Independent Power Producers & Energy Traders — 1.5%
261	AES Corp.	3,125
94	Calpine Corp. (a)	1,992

		5,117

	Multi-Utilities — 0.4%
12	Ameren Corp.	419
29	CMS Energy Corp.	795

		1,214

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Water Utilities — 0.3%
31	Aqua America, Inc.	965

	Total Utilities	15,303

	Total Common Stocks (Cost $252,790)	312,826

Short-Term Investment — 7.5%
	Investment Company — 7.5%
25,816	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $25,816)	25,816

	Total Investments — 98.5% (Cost $278,606)	338,642
	Other Assets in Excess of Liabilities — 1.5%	5,144

	NET ASSETS — 100.0%	$343,786

Short Positions — 89.1%
Common Stocks — 89.1%
	Consumer Discretionary — 14.4%
	Auto Components — 0.5%
44	Johnson Controls, Inc.	1,564

	Automobiles — 0.7%
14	Harley-Davidson, Inc.	787
15	Tesla Motors, Inc. (a)	1,630

		2,417

	Distributors — 0.1%
18	LKQ Corp. (a)	464

	Diversified Consumer Services — 0.8%
28	DeVry, Inc.	862
42	Regis Corp.	685
34	Sotheby’s	1,308

		2,855

	Hotels, Restaurants & Leisure — 2.7%
28	BJ’s Restaurants, Inc. (a)	1,023
31	Carnival Corp.	1,079
4	Chipotle Mexican Grill, Inc. (a)	1,310
25	Dunkin’ Brands Group, Inc.	1,076
22	Hyatt Hotels Corp., Class A (a)	900
12	Las Vegas Sands Corp.	653
4	McDonald’s Corp.	388
18	Royal Caribbean Cruises Ltd.	605
18	Vail Resorts, Inc.	1,131
14	Yum! Brands, Inc.	999

		9,164

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 0.4%
15	Harman International Industries, Inc.	818
16	Tempur Sealy International, Inc. (a)	719

		1,537

	Media — 2.5%
14	Discovery Communications, Inc., Class A (a)	1,067
48	DreamWorks Animation SKG, Inc., Class A (a)	1,222
79	Interpublic Group of Cos., Inc. (The)	1,146
13	John Wiley & Sons, Inc., Class A	532
10	Lamar Advertising Co., Class A (a)	423
6	Liberty Global plc, (United Kingdom), Class A (a)	475
80	Live Nation Entertainment, Inc. (a)	1,234
49	New York Times Co. (The), Class A (a)	544
368	Sirius XM Radio, Inc.	1,234
17	Thomson Reuters Corp.	544

		8,421

	Multiline Retail — 1.1%
52	Family Dollar Stores, Inc.	3,214
9	Kohl’s Corp.	470

		3,684

	Specialty Retail — 3.5%
28	CarMax, Inc. (a)	1,303
31	Finish Line, Inc. (The), Class A	671
16	Group 1 Automotive, Inc.	1,033
20	Jos. A. Bank Clothiers, Inc. (a)	827
11	L Brands, Inc.	564
29	Monro Muffler Brake, Inc.	1,411
42	Pier 1 Imports, Inc.	976
38	Sally Beauty Holdings, Inc. (a)	1,194
26	Signet Jewelers Ltd., (Bermuda)	1,764
12	Tractor Supply Co.	1,418
10	Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,035

		12,196

	Textiles, Apparel & Luxury Goods — 2.1%
77	Fifth & Pacific Cos., Inc. (a)	1,715
8	Lululemon Athletica, Inc., (Canada) (a)	553
142	Quiksilver, Inc. (a)	918
6	Ralph Lauren Corp.	1,067
21	Under Armour, Inc., Class A (a)	1,261
30	Wolverine World Wide, Inc.	1,614

		7,128

	Total Consumer Discretionary	49,430

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Consumer Staples — 6.5%
	Beverages — 1.2%
15	Beam, Inc.	957
18	Brown-Forman Corp., Class B	1,208
21	Coca-Cola Co. (The)	854
19	Monster Beverage Corp. (a)	1,166

		4,185

	Food & Staples Retailing — 1.8%
7	Casey’s General Stores, Inc.	404
24	Harris Teeter Supermarkets, Inc.	1,111
13	Pricesmart, Inc.	1,124
52	United Natural Foods, Inc. (a)	2,801
18	Whole Foods Market, Inc.	943

		6,383

	Food Products — 2.5%
13	B&G Foods, Inc.	452
30	Hain Celestial Group, Inc. (The) (a)	1,960
12	Hershey Co. (The)	1,041
23	Hormel Foods Corp.	874
19	McCormick & Co., Inc. (Non-Voting)	1,304
15	Mead Johnson Nutrition Co.	1,193
22	Mondelez International, Inc., Class A	637
17	TreeHouse Foods, Inc. (a)	1,091

		8,552

	Household Products — 0.2%
8	Procter & Gamble Co. (The)	609

	Personal Products — 0.8%
22	Elizabeth Arden, Inc. (a)	978
27	Estee Lauder Cos., Inc. (The), Class A	1,768

		2,746

	Total Consumer Staples	22,475

	Energy — 8.5%
	Energy Equipment & Services — 1.9%
12	Baker Hughes, Inc.	560
5	CARBO Ceramics, Inc.	334
18	Dresser-Rand Group, Inc. (a)	1,058
17	Dril-Quip, Inc. (a)	1,521
22	FMC Technologies, Inc. (a)	1,233
30	Forum Energy Technologies, Inc. (a)	920
140	Key Energy Services, Inc. (a)	834

		6,460

	Oil, Gas & Consumable Fuels — 6.6%
91	Alpha Natural Resources, Inc. (a)	478
41	Approach Resources, Inc. (a)	997

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
5	Cimarex Energy Co.	339
37	Cobalt International Energy, Inc. (a)	983
36	Concho Resources, Inc. (a)	3,052
34	CONSOL Energy, Inc.	911
11	Continental Resources, Inc. (a)	980
18	EQT Corp.	1,398
23	Golar LNG Ltd., (Bermuda)	744
41	Gulfport Energy Corp. (a)	1,917
16	Kinder Morgan, Inc.	597
46	Kodiak Oil & Gas Corp. (a)	408
21	PDC Energy, Inc. (a)	1,090
32	QEP Resources, Inc.	902
13	Range Resources Corp.	998
25	SemGroup Corp., Class A	1,363
20	SM Energy Co.	1,193
39	Spectra Energy Corp.	1,329
19	Targa Resources Corp.	1,241
14	World Fuel Services Corp.	542
62	WPX Energy, Inc. (a)	1,182

		22,644

	Total Energy	29,104

	Financials — 9.8%
	Capital Markets — 1.6%
101	Janus Capital Group, Inc.	862
34	LPL Financial Holdings, Inc.	1,269
20	Northern Trust Corp.	1,141
16	T. Rowe Price Group, Inc.	1,184
44	TD Ameritrade Holding Corp.	1,077

		5,533

	Commercial Banks — 2.5%
19	Bank of Hawaii Corp.	962
31	Commerce Bancshares, Inc.	1,366
24	Cullen/Frost Bankers, Inc.	1,586
32	Hancock Holding Co.	958
18	SVB Financial Group (a)	1,504
106	TCF Financial Corp.	1,510
2	United Bankshares, Inc.	54
77	Valley National Bancorp	729

		8,669

	Consumer Finance — 0.1%
3	American Express Co.	210

	Diversified Financial Services — 1.0%
19	CME Group, Inc.	1,445

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Diversified Financial Services — Continued
7	IntercontinentalExchange, Inc. (a)	1,292
19	NASDAQ OMX Group, Inc. (The)	607

		3,344

	Insurance — 2.9%
1	Alleghany Corp. (a)	514
11	Arch Capital Group Ltd., (Bermuda) (a)	544
21	Cincinnati Financial Corp.	960
24	Endurance Specialty Holdings Ltd., (Bermuda)	1,212
2	Markel Corp. (a)	1,304
12	Marsh & McLennan Cos., Inc.	469
87	MBIA, Inc. (a)	1,156
24	Mercury General Corp.	1,075
117	Old Republic International Corp.	1,507
46	Progressive Corp. (The)	1,171

		9,912

	Real Estate Investment Trusts (REITs) — 1.1%
8	BRE Properties, Inc.	392
30	Duke Realty Corp.	462
22	Kimco Realty Corp.	467
12	Liberty Property Trust	437
7	Mack-Cali Realty Corp.	163
22	Ryman Hospitality Properties	846
34	Weyerhaeuser Co.	966

		3,733

	Thrifts & Mortgage Finance — 0.6%
91	Capitol Federal Financial, Inc.	1,108
77	People’s United Financial, Inc.	1,145

		2,253

	Total Financials	33,654

	Health Care — 10.3%
	Biotechnology — 0.8%
33	Ariad Pharmaceuticals, Inc. (a)	585
8	BioMarin Pharmaceutical, Inc. (a)	472
13	Cepheid, Inc. (a)	459
24	Incyte Corp., Ltd. (a)	519
14	Medivation, Inc. (a)	694

		2,729

	Health Care Equipment & Supplies — 2.8%
33	Align Technology, Inc. (a)	1,225
30	Cooper Cos., Inc. (The)	3,607
16	DENTSPLY International, Inc.	648
33	Haemonetics Corp. (a)	1,359
14	HeartWare International, Inc. (a)	1,355

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
2	Intuitive Surgical, Inc. (a)	820
39	Volcano Corp. (a)	714

		9,728

	Health Care Providers & Services — 3.3%
73	Accretive Health, Inc. (a)	794
54	Brookdale Senior Living, Inc. (a)	1,433
18	Catamaran Corp. (a)	869
9	Chemed Corp.	650
17	DaVita HealthCare Partners, Inc. (a)	2,069
10	Henry Schein, Inc. (a)	991
17	LifePoint Hospitals, Inc. (a)	844
29	Owens & Minor, Inc.	988
16	Quest Diagnostics, Inc.	986
16	Tenet Healthcare Corp. (a)	727
17	WellCare Health Plans, Inc. (a)	961

		11,312

	Health Care Technology — 0.9%
16	athenahealth, Inc. (a)	1,335
38	HMS Holdings Corp. (a)	879
47	Quality Systems, Inc.	886

		3,100

	Life Sciences Tools & Services — 0.5%
6	Bio-Rad Laboratories, Inc., Class A (a)	687
15	Covance, Inc. (a)	1,156

		1,843

	Pharmaceuticals — 2.0%
44	Akorn, Inc. (a)	595
4	Allergan, Inc.	356
53	Auxilium Pharmaceuticals, Inc. (a)	877
33	Bristol-Myers Squibb Co.	1,485
31	Forest Laboratories, Inc. (a)	1,262
9	Perrigo Co.	1,142
36	ViroPharma, Inc. (a)	1,036

		6,753

	Total Health Care	35,465

	Industrials — 15.0%
	Aerospace & Defense — 1.3%
8	Curtiss-Wright Corp.	295
45	Hexcel Corp. (a)	1,543
7	Precision Castparts Corp.	1,670
14	Teledyne Technologies, Inc. (a)	1,085

		4,593

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Airlines — 0.4%
39	United Continental Holdings, Inc. (a)	1,222

	Building Products — 1.2%
19	Armstrong World Industries, Inc. (a)	905
23	Fortune Brands Home & Security, Inc.	904
35	Owens Corning (a)	1,358
33	Simpson Manufacturing Co., Inc.	985

		4,152

	Commercial Services & Supplies — 2.2%
20	Clean Harbors, Inc. (a)	991
34	Covanta Holding Corp.	691
23	Iron Mountain, Inc.	599
33	Republic Services, Inc.	1,136
5	Rollins, Inc.	137
11	Stericycle, Inc. (a)	1,201
36	Waste Connections, Inc.	1,489
34	Waste Management, Inc.	1,358

		7,602

	Electrical Equipment — 0.7%
11	Acuity Brands, Inc.	861
15	Eaton Corp. plc, (Ireland)	1,011
86	GrafTech International Ltd. (a)	626

		2,498

	Machinery — 5.3%
38	Caterpillar, Inc.	3,152
14	Chart Industries, Inc. (a)	1,337
22	CLARCOR, Inc.	1,157
18	Colfax Corp. (a)	936
8	Cummins, Inc.	875
26	Donaldson Co., Inc.	913
17	Graco, Inc.	1,044
48	Harsco Corp.	1,122
43	Joy Global, Inc.	2,069
26	Kennametal, Inc.	1,011
29	Navistar International Corp. (a)	802
24	PACCAR, Inc.	1,294
9	Toro Co. (The)	428
7	WABCO Holdings, Inc. (a)	532
33	Woodward, Inc.	1,328

		18,000

	Marine — 0.4%
16	Kirby Corp. (a)	1,292

	Professional Services — 0.6%
19	Advisory Board Co. (The) (a)	1,059

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
10	IHS, Inc., Class A (a)	1,087

		2,146

	Road & Rail — 0.7%
19	Genesee & Wyoming, Inc., Class A (a)	1,623
13	Ryder System, Inc.	799

		2,422

	Trading Companies & Distributors — 2.2%
21	Applied Industrial Technologies, Inc.	999
24	Beacon Roofing Supply, Inc. (a)	928
67	Fastenal Co.	3,086
19	GATX Corp.	892
22	Textainer Group Holdings Ltd., (Bermuda)	847
3	W.W. Grainger, Inc.	847

		7,599

	Total Industrials	51,526

	Information Technology — 14.3%
	Communications Equipment — 1.1%
9	F5 Networks, Inc. (a)	624
50	JDS Uniphase Corp. (a)	714
12	NETGEAR, Inc. (a)	354
28	ViaSat, Inc. (a)	2,002

		3,694

	Computers & Peripherals — 0.7%
15	NCR Corp. (a)	486
79	QLogic Corp. (a)	753
12	Stratasys Ltd. (a)	1,015

		2,254

	Electronic Equipment, Instruments & Components — 1.8%
8	Arrow Electronics, Inc. (a)	337
52	FLIR Systems, Inc.	1,416
8	IPG Photonics Corp.	486
46	National Instruments Corp.	1,284
57	Trimble Navigation Ltd. (a)	1,478
38	Universal Display Corp. (a)	1,067

		6,068

	Internet Software & Services — 2.7%
25	Akamai Technologies, Inc. (a)	1,082
34	Bankrate, Inc. (a)	487
17	Cornerstone OnDemand, Inc. (a)	730
15	CoStar Group, Inc. (a)	1,891
30	Dealertrack Technologies, Inc. (a)	1,070
12	eBay, Inc. (a)	641

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
		Internet Software & Services — Continued
34		Facebook, Inc., Class A (a)	839
27		Liquidity Services, Inc. (a)	927
46		Rackspace Hosting, Inc. (a)	1,732

			9,399

		IT Services — 2.2%
16		Automatic Data Processing, Inc.	1,122
6		FleetCor Technologies, Inc. (a)	525
1		MasterCard, Inc., Class A	670
3		MAXIMUS, Inc.	255
84		Paychex, Inc.	3,074
35		Sapient Corp. (a)	457
16		Teradata Corp. (a)	794
35		VeriFone Systems, Inc. (a)	586

			7,483

		Semiconductors & Semiconductor Equipment — 2.5%
38		Cavium, Inc. (a)	1,336
17		Hittite Microwave Corp. (a)	987
54		International Rectifier Corp. (a)	1,131
35		Microchip Technology, Inc.	1,308
26		Power Integrations, Inc.	1,059
33		Semtech Corp. (a)	1,163
21		Silicon Laboratories, Inc. (a)	881
23		Veeco Instruments, Inc. (a)	824

			8,689

		Software — 3.3%
22		ACI Worldwide, Inc. (a)	1,000
29		BroadSoft, Inc. (a)	808
3		Citrix Systems, Inc. (a)	166
—	(h)	Compuware Corp.	5
8		FactSet Research Systems, Inc.	847
47		Fortinet, Inc. (a)	830
26		MICROS Systems, Inc. (a)	1,127
19		NetSuite, Inc. (a)	1,765
51		QLIK Technologies, Inc. (a)	1,436
27		Red Hat, Inc. (a)	1,298
18		Splunk, Inc. (a)	820
41		TIBCO Software, Inc. (a)	888
7		Tyler Technologies, Inc. (a)	449

			11,439

		Total Information Technology	49,026

		Materials — 5.3%
		Chemicals — 3.3%
12		Air Products & Chemicals, Inc.	1,082

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
6	Airgas, Inc.	527
22	Celanese Corp., Series A,	1,000
48	Chemtura Corp. (a)	973
17	FMC Corp.	1,060
7	Innophos Holdings, Inc.	329
117	Intrepid Potash, Inc.	2,226
15	Mosaic Co. (The)	815
9	Praxair, Inc.	1,013
24	Rockwood Holdings, Inc.	1,536
1	Sensient Technologies Corp.	57
10	Sigma-Aldrich Corp.	793

		11,411

	Construction Materials — 0.4%
23	Texas Industries, Inc. (a)	1,482

	Containers & Packaging — 0.7%
20	Aptargroup, Inc.	1,093
31	MeadWestvaco Corp.	1,045
2	Rock Tenn Co., Class A	216

		2,354

	Metals & Mining — 0.7%
3	Allegheny Technologies, Inc.	91
41	Allied Nevada Gold Corp. (a)	265
2	Carpenter Technology Corp.	101
49	Cliffs Natural Resources, Inc.	803
5	Coeur Mining, Inc. (a)	66
199	Hecla Mining Co.	592
2	Nucor Corp.	106
28	Walter Energy, Inc.	292

		2,316

	Paper & Forest Products — 0.2%
18	Buckeye Technologies, Inc.	667

	Total Materials	18,230

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.5%
11	AT&T, Inc.	379
9	CenturyLink, Inc.	315
201	Cincinnati Bell, Inc. (a)	615
24	Level 3 Communications, Inc. (a)	501

		1,810

	Wireless Telecommunication Services — 0.3%
13	Crown Castle International Corp. (a)	976

	Total Telecommunication Services	2,786

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Utilities — 4.2%
	Electric Utilities — 1.7%
15	Duke Energy Corp.	986
12	NextEra Energy, Inc.	998
30	Northeast Utilities	1,274
8	OGE Energy Corp.	577
32	PNM Resources, Inc.	709
28	Southern Co. (The)	1,251

		5,795

	Gas Utilities — 0.8%
12	New Jersey Resources Corp.	480
21	Northwest Natural Gas Co.	909
17	Piedmont Natural Gas Co., Inc.	588
13	South Jersey Industries, Inc.	719

		2,696

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.3%
81	Atlantic Power Corp.	320
29	NRG Energy, Inc.	779

		1,099

	Multi-Utilities — 1.4%
17	Consolidated Edison, Inc.	976
22	Dominion Resources, Inc.	1,274
10	MDU Resources Group, Inc.	269
45	NiSource, Inc.	1,303
24	SCANA Corp.	1,179

		5,001

	Total Utilities	14,591

	Total Short Positions (Proceeds $284,751)	$306,287

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(11)	E-mini S&P 500	09/20/13	$(879)	$4
(15)	S&P Mid Cap 400	09/20/13	(1,737)	3

				$7

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.8%
	Consumer Discretionary — 15.8%
	Distributors — 1.1%
496	Genuine Parts Co.	38,723

	Hotels, Restaurants & Leisure — 1.5%
402	Brinker International, Inc.	15,839
575	Marriott International, Inc., Class A	23,225
163	McDonald’s Corp.	16,157

		55,221

	Household Durables — 0.5%
816	Brookfield Residential Properties, Inc., (Canada) (a)	18,008

	Internet & Catalog Retail — 0.6%
392	Expedia, Inc.	23,585

	Media — 4.1%
1,029	Belo Corp., Class A	14,352
505	CBS Corp. (Non-Voting), Class B	24,679
960	Clear Channel Outdoor Holdings, Inc., Class A (a)	7,161
240	DIRECTV (a)	14,764
888	DISH Network Corp., Class A	37,762
1,109	Entercom Communications Corp., Class A (a)	10,473
391	Time Warner Cable, Inc.	43,991

		153,182

	Multiline Retail — 1.6%
1,133	Kohl’s Corp.	57,202

	Specialty Retail — 5.4%
146	AutoZone, Inc. (a)	61,994
554	Bed Bath & Beyond, Inc. (a)	39,293
473	Gap, Inc. (The)	19,755
356	Home Depot, Inc. (The)	27,571
436	PetSmart, Inc.	29,228
408	Williams-Sonoma, Inc.	22,820

		200,661

	Textiles, Apparel & Luxury Goods — 1.0%
682	Hanesbrands, Inc.	35,043

	Total Consumer Discretionary	581,625

	Consumer Staples — 4.6%
	Beverages — 1.9%
317	Diageo plc, (United Kingdom), ADR	36,474
720	Dr. Pepper Snapple Group, Inc.	33,074

		69,548

	Food & Staples Retailing — 1.1%
944	Walgreen Co.	41,712

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.6%
771	Procter & Gamble Co. (The)	59,336

	Total Consumer Staples	170,596

	Energy — 9.2%
	Oil, Gas & Consumable Fuels — 9.2%
968	Devon Energy Corp.	50,194
381	Energen Corp.	19,916
1,647	Exxon Mobil Corp.	148,834
511	Kinder Morgan, Inc.	19,506
670	NuStar GP Holdings LLC	17,897
697	PBF Energy, Inc.	18,061
254	Phillips 66	14,945
768	QEP Resources, Inc.	21,335
405	Southwestern Energy Co. (a)	14,798
325	Teekay Corp., (Bermuda)	13,215

	Total Energy	338,701

	Financials — 32.9%
	Capital Markets — 4.3%
379	Ameriprise Financial, Inc.	30,670
1,683	Charles Schwab Corp. (The)	35,737
1,157	Invesco Ltd.	36,783
882	Legg Mason, Inc.	27,357
488	Northern Trust Corp.	28,249

		158,796

	Commercial Banks — 8.1%
497	First Republic Bank	19,143
297	M&T Bank Corp.	33,195
644	National Bank Holdings Corp., Class A	12,695
529	PNC Financial Services Group, Inc. (The)	38,560
878	SunTrust Banks, Inc.	27,725
1,292	U.S. Bancorp	46,710
2,944	Wells Fargo & Co.	121,515

		299,543

	Consumer Finance — 1.9%
1,109	Capital One Financial Corp.	69,637

	Diversified Financial Services — 3.2%
5,214	Bank of America Corp.	67,055
1,113	Citigroup, Inc.	53,368

		120,423

	Insurance — 11.6%
318	Aflac, Inc.	18,465
63	Alleghany Corp. (a)	24,246
145	Allied World Assurance Co. Holdings AG, (Switzerland)	13,278

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — Continued
1,308		American International Group, Inc. (a)	58,481
—	(h)	Berkshire Hathaway, Inc., Class A (a)	35,406
298		Endurance Specialty Holdings Ltd., (Bermuda)	15,312
829		Hartford Financial Services Group, Inc.	25,623
1,605		Loews Corp.	71,266
565		Marsh & McLennan Cos., Inc.	22,567
1,401		Old Republic International Corp.	18,035
538		Prudential Financial, Inc.	39,297
471		Travelers Cos., Inc. (The)	37,666
1,084		Unum Group	31,849
410		W.R. Berkley Corp.	16,753

			428,244

		Real Estate Investment Trusts (REITs) — 2.1%
213		Agree Realty Corp.	6,274
1,040		American Residential Properties, Inc. (a)	17,883
1,453		Annaly Capital Management, Inc.	18,260
569		Excel Trust, Inc.	7,293
501		Rayonier, Inc.	27,756

			77,466

		Real Estate Management & Development — 0.3%
330		Brookfield Asset Management, Inc., (Canada), Class A	11,869

		Thrifts & Mortgage Finance — 1.4%
1,836		Hudson City Bancorp, Inc.	16,813
343		Ocwen Financial Corp. (a)	14,151
1,292		People’s United Financial, Inc.	19,245

			50,209

		Total Financials	1,216,187

		Health Care — 10.0%
		Health Care Equipment & Supplies — 0.8%
461		Covidien plc, (Ireland)	28,937

		Health Care Providers & Services — 2.1%
377		Humana, Inc.	31,845
263		McKesson Corp.	30,068
345		National Healthcare Corp.	16,475

			78,388

		Pharmaceuticals — 7.1%
549		AbbVie, Inc.	22,692
609		Bristol-Myers Squibb Co.	27,212
877		Johnson & Johnson	75,273
872		Merck & Co., Inc.	40,481
3,004		Pfizer, Inc.	84,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
159	Valeant Pharmaceuticals International, Inc. (a)	13,687

		263,484

	Total Health Care	370,809

	Industrials — 5.5%
	Aerospace & Defense — 1.2%
490	United Technologies Corp.	45,578

	Electrical Equipment — 0.4%
254	Emerson Electric Co.	13,837

	Industrial Conglomerates — 0.9%
558	Carlisle Cos., Inc.	34,783

	Machinery — 1.8%
595	Dover Corp.	46,169
280	Illinois Tool Works, Inc.	19,340

		65,509

	Professional Services — 0.9%
586	Equifax, Inc.	34,515

	Trading Companies & Distributors — 0.3%
354	Air Lease Corp.	9,772

	Total Industrials	203,994

	Information Technology — 5.6%
	Communications Equipment — 2.2%
2,315	Cisco Systems, Inc.	56,265
404	QUALCOMM, Inc.	24,655

		80,920

	Computers & Peripherals — 0.6%
976	Hewlett-Packard Co.	24,210

	Internet Software & Services — 0.1%
192	Gogo, Inc. (a)	2,677

	Semiconductors & Semiconductor Equipment — 1.9%
727	Analog Devices, Inc.	32,750
302	KLA-Tencor Corp.	16,853
606	Texas Instruments, Inc.	21,124

		70,727

	Software — 0.8%
843	Microsoft Corp.	29,105

	Total Information Technology	207,639

	Materials — 2.5%
	Chemicals — 0.9%
519	Albemarle Corp.	32,335

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction Materials — 0.4%
151	Martin Marietta Materials, Inc.	14,851

	Containers & Packaging — 0.7%
249	Rock Tenn Co., Class A	24,850

	Metals & Mining — 0.5%
244	Compass Minerals International, Inc.	20,583

	Total Materials	92,619

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
1,492	AT&T, Inc.	52,799

	Utilities — 6.3%
	Electric Utilities — 3.7%
473	Duke Energy Corp.	31,914
236	Edison International	11,342
469	NextEra Energy, Inc.	38,230
591	Northeast Utilities	24,834
696	Southern Co. (The)	30,710

		137,030

	Gas Utilities — 0.4%
402	Atmos Energy Corp.	16,503

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 2.2%
1,509	CenterPoint Energy, Inc.	35,437
548	Sempra Energy	44,821

		80,258

	Total Utilities	233,791

	Total Common Stocks (Cost $2,888,724)	3,468,760

Investment Company — 0.2%
387	Cohen & Steers Infrastructure Fund, Inc. (Cost $5,336)	7,307

Short-Term Investment — 5.3%
	Investment Company — 5.3%
194,956	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $194,956)	194,956

	Total Investments — 99.3% (Cost $3,089,016)	3,671,023
	Other Assets in Excess of Liabilities — 0.7%	25,900

	NET ASSETS — 100.0%	$3,696,923

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,947,759	$845,991		$935,432	$1,543,062
Investments in affiliates, at value	77,133	17,356		20,751	27,053

Total investment securities, at value	2,024,892	863,347		956,183	1,570,115
Receivables:
Investment securities sold	—	13,057		13,544	29,429
Fund shares sold	5,657	154		3,935	2,159
Dividends from non-affiliates	386	656		703	427
Dividends from affiliates	2	—	(a)	7	1

Total Assets	2,030,937	877,214		974,372	1,602,131

LIABILITIES:
Payables:
Distributions	—	—		198	—
Investment securities purchased	28,995	9,825		11,015	19,496
Fund shares redeemed	874	3,363		1,938	3,322
Accrued liabilities:
Investment advisory fees	1,049	462		406	216
Administration fees	137	11		—	—
Shareholder servicing fees	266	60		2	268
Distribution fees	82	6		7	142
Custodian and accounting fees	18	13		10	18
Trustees’ and Chief Compliance Officer’s fees	1	1		1	1
Other	93	53		568	871

Total Liabilities	31,515	13,794		14,145	24,334

Net Assets	$1,999,422	$863,420		$960,227	$1,577,797

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,486,854	$705,999	$647,184	$1,120,095
Accumulated undistributed net investment income (loss)	(353)	1,652	(214)	(1,822)
Accumulated net realized gains (losses)	35,591	97,730	45,184	47,620
Net unrealized appreciation (depreciation)	477,330	58,039	268,073	411,904

Total Net Assets	$1,999,422	$863,420	$960,227	$1,577,797

Net Assets:
Class A	$276,670	$28,329	$21,171	$586,787
Class B	2,081	—	—	6,923
Class C	42,655	422	6,136	23,745
Class R2	—	210	—	320
Class R5	835,233	71	—	17,848
Class R6	—	401,578	—	47,434
Select Class	842,783	432,810	932,920	894,740

Total	$1,999,422	$863,420	$960,227	$1,577,797

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	24,213	1,375	556	25,524
Class B	198	—	—	407
Class C	4,058	21	163	1,189
Class R2	—	10	—	13
Class R5	71,512	3	—	710
Class R6	—	19,357	—	1,884
Select Class	72,647	20,920	24,406	35,670

Net Asset Value (b):
Class A — Redemption price per share	$11.43	$20.60	$38.10	$22.99
Class B — Offering price per share (c)	10.50	—	—	17.00
Class C — Offering price per share (c)	10.51	20.49	37.71	19.97
Class R2 — Offering and redemption price per share	—	20.55	—	24.56
Class R5 — Offering and redemption price per share	11.68	20.75	—	25.15
Class R6 — Offering and redemption price per share	—	20.75	—	25.17
Select Class — Offering and redemption price per share	11.60	20.69	38.22	25.08
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.06	$21.74	$40.21	$24.26

Cost of investments in non-affiliates	$1,470,429	$787,952	$667,359	$1,131,158
Cost of investments in affiliates	77,133	17,356	20,751	27,053

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$12,931,206	$312,826	$3,476,067
Investments in affiliates, at value	322,830	25,816	194,956

Total investment securities, at value	13,254,036	338,642	3,671,023
Cash	—	123	—
Deposits at broker for securities sold short	—	317,585	—
Deposits at broker for futures contracts	—	225	—
Receivables:
Investment securities sold	128,669	19,214	16,171
Fund shares sold	35,528	28	21,834
Dividends from non-affiliates	15,813	283	3,473
Dividends from affiliates	14	1	8

Total Assets	13,434,060	676,101	3,712,509

LIABILITIES:
Payables:
Securities sold short, at value	—	306,287	—
Dividend expense to non-affiliates on securities sold short	—	194	—
Investment securities purchased	139,889	25,190	7,570
Interest expense to non-affiliates on securities sold short	—	42	—
Fund shares redeemed	20,895	57	5,437
Variation margin on futures contracts	—	97	—
Accrued liabilities:
Investment advisory fees	5,809	350	1,721
Shareholder servicing fees	1,317	—	447
Distribution fees	1,012	10	286
Custodian and accounting fees	98	12	28
Trustees’ and Chief Compliance Officer’s fees	12	—	5
Other	2,046	76	92

Total Liabilities	171,078	332,315	15,586

Net Assets	$13,262,982	$343,786	$3,696,923

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,561,677	$378,647	$3,081,545
Accumulated undistributed net investment income (loss)	48,644	(2,483)	14,270
Accumulated net realized gains (losses)	225,647	(70,885)	19,101
Net unrealized appreciation (depreciation)	3,427,014	38,507	582,007

Total Net Assets	$13,262,982	$343,786	$3,696,923

Net Assets:
Class A	$3,157,503	$14,101	$784,359
Class B	15,382	530	—
Class C	534,813	11,181	212,198
Class R2	57,003	—	—
Institutional Class	6,627,529	—	1,455,125
Select Class	2,870,752	317,974	1,245,241

Total	$13,262,982	$343,786	$3,696,923

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	99,680	1,441	31,835
Class B	495	57	—
Class C	17,343	1,199	8,622
Class R2	1,850	—	—
Institutional Class	205,460	—	58,819
Select Class	89,851	31,990	50,379

Net Asset Value (a):
Class A — Redemption price per share	$31.68	$9.79	$24.64
Class B — Offering price per share (b)	31.05	9.31	—
Class C — Offering price per share (b)	30.84	9.33	24.61
Class R2 — Offering and redemption price per share	30.81	—	—
Institutional Class — Offering and redemption price per share	32.26	—	24.74
Select Class — Offering and redemption price per share	31.95	9.94	24.72
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.44	$10.33	$26.01

Cost of investments in non-affiliates	$9,504,192	$252,790	$2,894,060
Cost of investments in affiliates	322,830	25,816	194,956
Proceeds received from securities sold short	—	284,751	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$22,117		$14,687		$14,117		$15,780
Dividend income from affiliates	33		23		21		20
Income from securities lending (net)	—		—		1		3

Total investment income	22,150		14,710		14,139		15,803

EXPENSES:
Investment advisory fees	10,394		4,772		6,256		9,640
Administration fees	1,362		624		820		1,264
Distribution fees:
Class A	561		53		29		1,391
Class B	17		—		—		63
Class C	248		1		20		167
Class R2	—		1		—		1
Shareholder servicing fees:
Class A	561		53		29		1,391
Class B	5		—		—		21
Class C	83		—	(a)	6		56
Class R2	—		—	(a)	—		1
Class R5	334		—	(a)	—		8
Select Class	1,677		1,067		2,371		2,130
Custodian and accounting fees	67		50		40		70
Interest expense to affiliates	—	(a)	—		—	(a)	—	(a)
Professional fees	59		51		51		58
Trustees’ and Chief Compliance Officer’s fees	18		8		10		17
Printing and mailing costs	68		43		166		192
Registration and filing fees	76		67		57		81
Transfer agent fees	445		80		2,037		2,768
Other	89		11		12		42

Total expenses	16,064		6,881		11,904		19,361

Less amounts waived	(174)		(407)		(3,239)		(3,713)

Net expenses	15,890		6,474		8,665		15,648

Net investment income (loss)	6,260		8,236		5,474		155

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	56,467		107,445		64,936		146,094

Change in net unrealized appreciation/depreciation of investments in non-affiliates	252,716		43,825		143,890		169,741

Net realized/unrealized gains (losses)	309,183		151,270		208,826		315,835

Change in net assets resulting from operations	$315,443		$159,506		$214,300		$315,990

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Interest income from affiliates	—	7	—
Dividend income from non-affiliates	198,971	8,571	49,708
Dividend income from affiliates	368	45	107
Income from securities lending (net)	10	—	—

Total investment income	199,349	8,624	49,815

EXPENSES:
Investment advisory fees	68,080	5,730	14,531
Administration fees	8,910	391	1,897
Distribution fees:
Class A	6,476	46	1,199
Class B	267	7	—
Class C	3,411	96	1,131
Class R2	180	—	—
Shareholder servicing fees:
Class A	6,476	46	1,199
Class B	89	2	—
Class C	1,137	32	377
Class R2	90	—	—
Institutional Class	4,990	—	829
Select Class	5,917	1,066	1,941
Custodian and accounting fees	376	52	90
Professional fees	142	54	62
Trustees’ and Chief Compliance Officer’s fees	119	6	25
Printing and mailing costs	1,231	4	187
Registration and filing fees	508	42	69
Transfer agent fees	12,671	55	1,677
Other	204	18	25
Dividend expense to non-affiliates on securities sold short	—	6,575	—
Interest expense to non-affiliates on securities sold short	—	536	—

Total expenses	121,274	14,758	25,239

Less amounts waived	(20,049)	(1,832)	(2,900)

Net expenses	101,225	12,926	22,339

Net investment income (loss)	98,124	(4,302)	27,476

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	465,647	70,742	52,298
Futures	—	7	—
Securities sold short	—	(49,223)	—
Foreign currency transactions	—	— (a)	—

Net realized gain (loss)	465,647	21,526	52,298

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,779,184	28,674	438,061
Futures	—	7	—
Securities sold short	—	(41,666)	—

Change in net unrealized appreciation/depreciation	1,779,184	(12,985)	438,061

Net realized/unrealized gains (losses)	2,244,831	8,541	490,359

Change in net assets resulting from operations	$2,342,955	$4,239	$517,835

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,260	$(1,993)	$8,236	$1,921
Net realized gain (loss)	56,467	36,525	107,445	(1,412)
Change in net unrealized appreciation/depreciation	252,716	(18,846)	43,825	13,816

Change in net assets resulting from operations	315,443	15,686	159,506	14,325

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(188)	—	(194)	—	(a)
From net realized gains	(670)	—	(241)	—	(a)
Class B
From net realized gains	(8)	—	—	—
Class C
From net investment income	—	—	— (a)	—	(a)
From net realized gains	(106)	—	(2)	—	(a)
Class R2
From net investment income	—	—	(1)	—	(a)
From net realized gains	—	—	(1)	—	(a)
Class R5
From net investment income	(2,904)	—	(1)	—	(a)
From net realized gains	(1,960)	—	(1)	—	(a)
Class R6
From net investment income	—	—	(3,133)	—	(a)
From net realized gains	—	—	(3,322)	—	(a)
Select Class
From net investment income	(1,645)	—	(4,129)	(632)
From net realized gains	(2,119)	—	(5,178)	(94)

Total distributions to shareholders	(9,600)	—	(16,203)	(726)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	338,022	123,715	370,595	244,141

NET ASSETS:
Change in net assets	643,865	139,401	513,898	257,740
Beginning of period	1,355,557	1,216,156	349,522	91,782

End of period	$1,999,422	$1,355,557	$863,420	$349,522

Accumulated undistributed net investment income (loss)	$(353)	$(340)	$1,652	$1,332

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,474	$3,845	$155	$(867)
Net realized gain (loss)	64,936	7,873	146,094	74,384
Change in net unrealized appreciation/depreciation	143,890	(3,327)	169,741	(186,566)

Change in net assets resulting from operations	214,300	8,391	315,990	(113,049)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(31)	(15)	—	—
From net realized gains	(75)	—	(25,563)	(55,641)
Class B
From net realized gains	—	—	(531)	(1,640)
Class C
From net investment income	(1)	— (a)	—	—
From net realized gains	(15)	—	(1,148)	(2,514)
Class R2
From net realized gains	—	—	(11)	(16)
Class R5 (b)
From net realized gains	—	—	(664)	(5)
Class R6 (b)
From net realized gains	—	—	(826)	(5)
Select Class
From net investment income	(4,620)	(3,722)	—	—
From net realized gains	(6,960)	—	(36,115)	(74,559)

Total distributions to shareholders	(11,702)	(3,737)	(64,858)	(134,380)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(63,705)	244,461	(100,151)	(101,508)

NET ASSETS:
Change in net assets	138,893	249,115	150,981	(348,937)
Beginning of period	821,334	572,219	1,426,816	1,775,753

End of period	$960,227	$821,334	$1,577,797	$1,426,816

Accumulated undistributed net investment income (loss)	$(214)	$(206)	$(1,822)	$(84)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$98,124	$72,482	$(4,302)	$(6,364)
Net realized gain (loss)	465,647	226,074	21,526	27,034
Change in net unrealized appreciation/depreciation	1,779,184	80,566	(12,985)	(26,538)

Change in net assets resulting from operations	2,342,955	379,122	4,239	(5,868)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(25,622)	(12,100)	—	—
From net realized gains	(19,155)	—	—	—
Class B
From net realized gains	(292)	—	—	—
Class C
From net investment income	(2,608)	(616)	—	—
From net realized gains	(3,426)	—	—	—
Class R2
From net investment income	(363)	(67)	—	—
From net realized gains	(258)	—	—	—
Institutional Class
From net investment income	(64,280)	(33,157)	—	—
From net realized gains	(34,137)	—	—	—
Select Class
From net investment income	(27,916)	(14,296)	—	—
From net realized gains	(17,242)	—	—	—

Total distributions to shareholders	(195,299)	(60,236)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,305,779	714,827	(174,093)	(26,939)

NET ASSETS:
Change in net assets	5,453,435	1,033,713	(169,854)	(32,807)
Beginning of period	7,809,547	6,775,834	513,640	546,447

End of period	$13,262,982	$7,809,547	$343,786	$513,640

Accumulated undistributed net investment income (loss)	$48,644	$72,280	$(2,483)	$(3,153)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Value Advantage Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,476	$14,184
Net realized gain (loss)	52,298	35,802
Change in net unrealized appreciation/depreciation	438,061	1,096

Change in net assets resulting from operations	517,835	51,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,504)	(2,164)
From net realized gains	(1,946)	—
Class C
From net investment income	(368)	(619)
From net realized gains	(536)	—
Institutional Class
From net investment income	(8,338)	(4,920)
From net realized gains	(2,763)	—
Select Class
From net investment income	(7,570)	(3,577)
From net realized gains	(2,914)	—

Total distributions to shareholders	(28,939)	(11,280)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,075,888	173,496

NET ASSETS:
Change in net assets	2,564,784	213,298
Beginning of period	1,132,139	918,841

End of period	$3,696,923	$1,132,139

Accumulated undistributed net investment income (loss)	$14,270	$9,188

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$118,895	$81,189	$30,581	$463
Distributions reinvested	834	—	434	—	(a)
Cost of shares redeemed	(80,737)	(65,978)	(7,742)	(281)

Change in net assets resulting from Class A capital transactions	$38,992	$15,211	$23,273	$182

Class B
Proceeds from shares issued	$106	$158	$—	$—
Distributions reinvested	7	—	—	—
Cost of shares redeemed	(752)	(1,004)	—	—

Change in net assets resulting from Class B capital transactions	$(639)	$(846)	$—	$—

Class C
Proceeds from shares issued	$15,313	$15,180	$402	$50
Distributions reinvested	83	—	2	—	(a)
Cost of shares redeemed	(6,338)	(8,713)	(134)	(24)

Change in net assets resulting from Class C capital transactions	$9,058	$6,467	$270	$26

Class R2
Proceeds from shares issued	$—	$—	$139	$—	(a)
Distributions reinvested	—	—	2	—	(a)
Cost of shares redeemed	—	—	(1)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$140	$—	(a)

Class R5
Proceeds from shares issued	$327,999	$289,698	$—	$—
Distributions reinvested	4,864	—	2	—	(a)
Cost of shares redeemed	(97,306)	(4,352)	—	—

Change in net assets resulting from Class R5 capital transactions	$235,557	$285,346	$2	$—	(a)

Class R6
Proceeds from shares issued	$—	$—	$370,724	$33,949
Distributions reinvested	—	—	6,360	—	(a)
Cost of shares redeemed	—	—	(60,026)	(6,403)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$317,058	$27,546

Select Class
Proceeds from shares issued	$347,648	$124,637	$184,036	$282,102
Distributions reinvested	264	—	201	9
Cost of shares redeemed	(292,858)	(307,100)	(154,385)	(65,724)

Change in net assets resulting from Select Class capital transactions	$55,054	$(182,463)	$29,852	$216,387

Total change in net assets resulting from capital transactions	$338,022	$123,715	$370,595	$244,141

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013		Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	11,374	8,808	1,728		28
Reinvested	85	—	25		—	(a)
Redeemed	(7,790)	(7,290)	(405)		(17)

Change in Class A Shares	3,669	1,518	1,348		11

Class B
Issued	10	19	—		—
Reinvested	1	—	—		—
Redeemed	(79)	(120)	—		—

Change in Class B Shares	(68)	(101)	—		—

Class C
Issued	1,585	1,759	21		2
Reinvested	9	—	—	(a)	—	(a)
Redeemed	(669)	(1,026)	(7)		(1)

Change in Class C Shares	925	733	14		1

Class R2
Issued	—	—	7		—	(a)
Reinvested	—	—	—	(a)	—	(a)
Redeemed	—	—	—	(a)	—

Change in Class R2 Shares	—	—	7		—	(a)

Class R5
Issued	32,409	29,732	—		—
Reinvested	481	—	—	(a)	—	(a)
Redeemed	(9,664)	(477)	—		—

Change in Class R5 Shares	23,226	29,255	—	(a)	—	(a)

Class R6
Issued	—	—	20,721		2,008
Reinvested	—	—	356		—	(a)
Redeemed	—	—	(3,360)		(371)

Change in Class R6 Shares	—	—	17,717		1,637

Select Class
Issued	31,902	13,293	10,273		17,322
Reinvested	26	—	11		—	(a)
Redeemed	(28,131)	(33,452)	(8,021)		(3,965)

Change in Select Class Shares	3,797	(20,159)	2,263		13,357

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,130	$5,617	$48,342	$56,755
Distributions reinvested	106	15	23,844	51,675
Cost of shares redeemed	(5,274)	(1,592)	(115,922)	(161,251)

Change in net assets resulting from Class A capital transactions	$11,962	$4,040	$(43,736)	$(52,821)

Class B
Proceeds from shares issued	$—	$—	$163	$386
Distributions reinvested	—	—	512	1,556
Cost of shares redeemed	—	—	(4,906)	(7,602)

Change in net assets resulting from Class B capital transactions	$—	$—	$(4,231)	$(5,660)

Class C
Proceeds from shares issued	$4,723	$1,031	$2,471	$2,483
Distributions reinvested	16	— (a)	948	2,079
Cost of shares redeemed	(349)	(204)	(5,306)	(6,708)

Change in net assets resulting from Class C capital transactions	$4,390	$827	$(1,887)	$(2,146)

Class R2
Proceeds from shares issued	$—	$—	$122	$149
Distributions reinvested	—	—	11	16
Cost of shares redeemed	—	—	(90)	(20)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$43	$145

Class R5 (b)
Proceeds from shares issued	$—	$—	$4,842	$16,731
Distributions reinvested	—	—	664	5
Cost of shares redeemed	—	—	(5,382)	(1,084)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$124	$15,652

Class R6 (b)
Proceeds from shares issued	$—	$—	$32,440	$15,116
Distributions reinvested	—	—	826	5
Cost of shares redeemed	—	—	(4,753)	(388)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$28,513	$14,733

Select Class
Proceeds from shares issued	$425,901	$389,366	$131,018	$195,789
Distributions reinvested	10,102	3,142	30,576	62,923
Cost of shares redeemed	(516,060)	(152,914)	(240,571)	(330,123)

Change in net assets resulting from Select Class capital transactions	$(80,057)	$239,594	$(78,977)	$(71,411)

Total change in net assets resulting from capital transactions	$(63,705)	$244,461	$(100,151)	$(101,508)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	475	186	2,246	2,826
Reinvested	3	1	1,214	2,951
Redeemed	(147)	(55)	(5,508)	(8,087)

Change in Class A Shares	331	132	(2,048)	(2,310)

Class B
Issued	—	—	11	26
Reinvested	—	—	35	117
Redeemed	—	—	(313)	(489)

Change in Class B Shares	—	—	(267)	(346)

Class C
Issued	132	33	134	137
Reinvested	1	— (a)	55	135
Redeemed	(10)	(7)	(292)	(378)

Change in Class C Shares	123	26	(103)	(106)

Class R2
Issued	—	—	5	6
Reinvested	—	—	1	1
Redeemed	—	—	(4)	(1)

Change in Class R2 Shares	—	—	2	6

Class R5 (b)
Issued	—	—	207	749
Reinvested	—	—	31	— (a)
Redeemed	—	—	(229)	(48)

Change in Class R5 Shares	—	—	9	701

Class R6 (b)
Issued	—	—	1,389	677
Reinvested	—	—	39	— (a)
Redeemed	—	—	(204)	(17)

Change in Class R6 Shares	—	—	1,224	660

Select Class
Issued	12,148	13,099	5,687	9,090
Reinvested	297	105	1,429	3,322
Redeemed	(14,229)	(5,154)	(10,555)	(14,607)

Change in Select Class Shares	(1,784)	8,050	(3,439)	(2,195)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,210,890	$443,021	$5,478	$5,323
Distributions reinvested	42,247	11,492	—	—
Cost of shares redeemed	(610,574)	(520,453)	(11,203)	(14,467)

Change in net assets resulting from Class A capital transactions	$642,563	$(65,940)	$(5,725)	$(9,144)

Class B
Proceeds from shares issued	$334	$333	$3	$11
Distributions reinvested	267	—	—	—
Cost of shares redeemed	(49,930)	(34,648)	(870)	(2,045)

Change in net assets resulting from Class B capital transactions	$(49,329)	$(34,315)	$(867)	$(2,034)

Class C
Proceeds from shares issued	$133,195	$48,613	$751	$572
Distributions reinvested	4,745	474	—	—
Cost of shares redeemed	(66,664)	(64,672)	(5,233)	(6,619)

Change in net assets resulting from Class C capital transactions	$71,276	$(15,585)	$(4,482)	$(6,047)

Class R2
Proceeds from shares issued	$45,141	$10,239	$—	$—
Distributions reinvested	576	59	—	—
Cost of shares redeemed	(10,908)	(2,629)	—	—

Change in net assets resulting from Class R2 capital transactions	$34,809	$7,669	$—	$—

Institutional Class
Proceeds from shares issued	$2,982,640	$1,125,771	$—	$—
Distributions reinvested	79,639	25,512	—	—
Cost of shares redeemed	(1,002,437)	(575,416)	—	—

Change in net assets resulting from Institutional Class capital transactions	$2,059,842	$575,867	$—	$—

Select Class
Proceeds from shares issued	$1,124,563	$675,718	$29,513	$42,277
Distributions reinvested	34,904	10,362	—	—
Cost of shares redeemed	(612,849)	(438,949)	(192,532)	(51,991)

Change in net assets resulting from Select Class capital transactions	$546,618	$247,131	$(163,019)	$(9,714)

Total change in net assets resulting from capital transactions	$3,305,779	$714,827	$(174,093)	$(26,939)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	42,201	18,306	567	546
Reinvested	1,526	500	—	—
Redeemed	(21,054)	(21,746)	(1,165)	(1,486)

Change in Class A Shares	22,673	(2,940)	(598)	(940)

Class B
Issued	12	14	— (a)	1
Reinvested	10	—	—	—
Redeemed	(1,796)	(1,497)	(94)	(218)

Change in Class B Shares	(1,774)	(1,483)	(94)	(217)

Class C
Issued	4,806	2,044	81	60
Reinvested	176	21	—	—
Redeemed	(2,386)	(2,794)	(568)	(705)

Change in Class C Shares	2,596	(729)	(487)	(645)

Class R2
Issued	1,617	428	—	—
Reinvested	22	3	—	—
Redeemed	(378)	(110)	—	—

Change in Class R2 Shares	1,261	321	—	—

Institutional Class
Issued	101,790	45,939	—	—
Reinvested	2,827	1,094	—	—
Redeemed	(34,195)	(23,648)	—	—

Change in Institutional Class Shares	70,422	23,385	—	—

Select Class
Issued	38,813	27,581	3,039	4,266
Reinvested	1,250	448	—	—
Redeemed	(20,799)	(18,067)	(19,620)	(5,300)

Change in Select Class Shares	19,264	9,962	(16,581)	(1,034)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$586,395	$54,549
Distributions reinvested	6,154	2,006
Cost of shares redeemed	(121,764)	(89,323)

Change in net assets resulting from Class A capital transactions	$470,785	$(32,768)

Class C
Proceeds from shares issued	$82,479	$11,596
Distributions reinvested	752	513
Cost of shares redeemed	(20,667)	(30,037)

Change in net assets resulting from Class C capital transactions	$62,564	$(17,928)

Institutional Class
Proceeds from shares issued	$953,269	$136,991
Distributions reinvested	10,007	4,597
Cost of shares redeemed	(69,891)	(56,466)

Change in net assets resulting from Institutional Class capital transactions	$893,385	$85,122

Select Class
Proceeds from shares issued	$759,414	$260,984
Distributions reinvested	7,729	2,687
Cost of shares redeemed	(117,989)	(124,601)

Change in net assets resulting from Select Class capital transactions	$649,154	$139,070

Total change in net assets resulting from capital transactions	$2,075,888	$173,496

SHARE TRANSACTIONS:
Class A
Issued	26,590	2,947
Reinvested	287	112
Redeemed	(5,402)	(4,870)

Change in Class A Shares	21,475	(1,811)

Class C
Issued	3,602	620
Reinvested	35	29
Redeemed	(938)	(1,655)

Change in Class C Shares	2,699	(1,006)

Institutional Class
Issued	42,258	7,210
Reinvested	466	258
Redeemed	(3,137)	(3,118)

Change in Institutional Class Shares	39,587	4,350

Select Class
Issued	34,123	13,542
Reinvested	360	150
Redeemed	(5,249)	(6,701)

Change in Select Class Shares	29,234	6,991

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2013	$9.49	$0.01	(f)(g)	$1.97	$1.98	$(0.01)	$(0.03)	$(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—
Year Ended June 30, 2009	8.14	(0.03	)(f)	(2.23)	(2.26)	—	—	—
Class B
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—
Year Ended June 30, 2009	7.67	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Class C
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—
Year Ended June 30, 2009	7.68	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Class R5
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(j)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(j)	0.93	0.93	—	—	—
January 8, 2009 (i) through June 30, 2009	5.37	—	(f)(j)	0.56	0.56	—	—	—
Select Class
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—
Year Ended June 30, 2009	8.18	(0.01	)(f)	(2.24)	(2.25)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.43	20.95%	$276,670	1.24%	0.11	%(g)	1.28%	76%
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119

10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119

10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119

11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Year Ended June 30, 2013	$17.16	$0.15	(f)(g)	$3.66	$3.81	$(0.16)	$(0.21)	$(0.37)
Year Ended June 30, 2012	17.19	0.08	(f)	(0.10)	(0.02)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	0.01	(f)	2.18	2.19	— (h)	—	— (h)

Class C
Year Ended June 30, 2013	17.03	0.04	(f)(g)	3.67	3.71	(0.04)	(0.21)	(0.25)
Year Ended June 30, 2012	17.15	—	(f)(h)	(0.11)	(0.11)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—	—	—

Class R2
Year Ended June 30, 2013	17.10	0.10	(f)(g)	3.65	3.75	(0.09)	(0.21)	(0.30)
Year Ended June 30, 2012	17.17	0.04	(f)	(0.10)	(0.06)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—	—	—

Class R5
Year Ended June 30, 2013	17.23	0.22	(f)(g)	3.70	3.92	(0.19)	(0.21)	(0.40)
Year Ended June 30, 2012	17.23	0.15	(f)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (i) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Year Ended June 30, 2013	17.23	0.24	(f)(g)	3.69	3.93	(0.20)	(0.21)	(0.41)
Year Ended June 30, 2012	17.24	0.21	(f)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (l) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—	—	—

Select Class
Year Ended June 30, 2013	17.18	0.20	(f)(g)	3.69	3.89	(0.17)	(0.21)	(0.38)
Year Ended June 30, 2012	17.22	0.13	(f)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (i) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.06, $(0.05), $0.01, $0.13, $0.15 and $0.11 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.32%, (0.29)%, 0.03%, 0.70%, 0.77% and 0.56% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(k)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$20.60	22.57%	$28,329	1.24%		0.80	%(g)	1.28%		159%
17.16	(0.13)	455	1.24		0.50		1.31		44
17.19	14.70	276	1.24	(j)	0.11	(j)	5.79	(j)(k)	13

20.49	22.00	422	1.74		0.20	(g)	1.78		159
17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(j)	(0.39	)(j)	6.49	(j)(k)	13

20.55	22.24	210	1.49		0.51	(g)	1.53		159
17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(j)	(0.17	)(j)	6.84	(j)(k)	13

20.75	23.13	71	0.79		1.19	(g)	0.83		159
17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(j)	0.52	(j)	6.17	(j)(k)	13

20.75	23.19	401,578	0.74		1.26	(g)	0.78		159
17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(j)	0.68	(j)	5.52	(j)(k)	13

20.69	22.97	432,810	0.95		1.05	(g)	1.03		159
17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(j)	0.41	(j)	3.41	(j)(k)	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2013	$30.97	$0.10	(f)(g)	$7.36	$7.46	$(0.07)		$(0.26)	$(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)		—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)		—	(0.06)
November 2, 2009 (i) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)		—	(0.06)

Class C
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	(0.00	)(j)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)		—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)		—	(0.02)
November 2, 2009 (i) through June 30, 2010	21.55	(0.03)		1.41	1.38	—	(j)	—	— (j)

Select Class
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)		(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)		—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)		—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)		—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)		(1.30)	(1.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$38.10	24.23%	$21,171	1.24%	0.27	%(g)	1.49%	67%
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2013	$19.52	$(0.04	)(f)(g)	$4.50	$4.46	$(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(h)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33)	(6.40)	(0.38)
Class B
Year Ended June 30, 2013	14.76	(0.11	)(f)(g)	3.34	3.23	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(h)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09)	(5.22)	(0.38)
Class C
Year Ended June 30, 2013	17.17	(0.12	)(f)(g)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(h)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78)	(5.93)	(0.38)
Class R2
Year Ended June 30, 2013	20.83	(0.07	)(f)(g)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(h)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	— (j)	— (j)	—
Class R5
Year Ended June 30, 2013	21.18	0.06	(f)(g)	4.90	4.96	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.04	(f)(h)	1.40	1.44	(2.01)
Class R6
Year Ended June 30, 2013	21.19	0.08	(f)(g)	4.89	4.97	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.08	(f)(h)	1.37	1.45	(2.01)
Select Class
Year Ended June 30, 2013	21.15	0.03	(f)(g)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(h)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70)	(6.73)	(0.38)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.99	23.70%	$586,787	1.23%	(0.17	)%(g)	1.45%	70%
19.52	(6.61)	538,323	1.24	(0.23	)(h)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96

17.00	22.99	6,923	1.73	(0.69	)(g)	1.94	70
14.76	(7.08)	9,948	1.75	(0.77	)(h)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96

19.97	23.03	23,745	1.73	(0.67	)(g)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(h)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96

24.56	23.46	320	1.39	(0.32	)(g)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(h)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

25.15	24.22	17,848	0.79	0.28	(g)	1.00	70
21.18	7.71	14,837	0.78	0.31	(h)	0.92	70

25.17	24.26	47,434	0.74	0.34	(g)	0.98	70
21.19	7.76	13,982	0.73	0.58	(h)	0.87	70

25.08	24.06	894,740	0.93	0.14	(g)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(h)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2013	$25.80	$0.19	(f)(g)	$6.20	$6.39	$(0.29)	$(0.22)	$(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(f)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)

Class B
Year Ended June 30, 2013	25.16	0.03	(f)(g)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(f)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)

Class C
Year Ended June 30, 2013	25.14	0.05	(f)(g)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(f)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)

Class R2
Year Ended June 30, 2013	25.18	0.12	(f)(g)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(f)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2013	26.24	0.34	(f)(g)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(f)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)

Select Class
Year Ended June 30, 2013	26.01	0.27	(f)(g)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (i)	—	— (i)
Year Ended June 30, 2009	22.14	0.34	(f)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.68	25.06%	$3,157,503	1.23%	0.67	%(g)	1.38%	23%
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34
15.24	(25.49)	1,600,044	1.25	1.71		1.42	47

31.05	24.42	15,382	1.74	0.13	(g)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34
14.89	(25.89)	108,114	1.75	1.21		1.92	47

30.84	24.43	534,813	1.74	0.16	(g)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34
14.94	(25.88)	299,956	1.75	1.20		1.92	47

30.81	24.71	57,003	1.49	0.43	(g)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34
15.06	(0.24)	294	1.50	2.12		1.69	47

32.26	25.68	6,627,529	0.74	1.16	(g)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34
15.43	(25.15)	1,424,004	0.75	2.26		1.02	47

31.95	25.35	2,870,752	0.98	0.92	(g)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34
15.34	(25.31)	766,965	1.00	2.05		1.18	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2013	$9.69	$(0.11	)(e)(f)	$0.21	$0.10
Year Ended June 30, 2012	9.81	(0.14	)(e)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10
Year Ended June 30, 2010	10.21	(0.17	)(e)	(0.33)	(0.50)
Year Ended June 30, 2009	10.23	(0.08	)(e)	0.06	(0.02)

Class B
Year Ended June 30, 2013	9.29	(0.17	)(e)(f)	0.19	0.02
Year Ended June 30, 2012	9.47	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.44	(0.23	)(e)	0.26	0.03
Year Ended June 30, 2010	10.01	(0.23	)(e)	(0.34)	(0.57)
Year Ended June 30, 2009	10.10	(0.15	)(e)	0.06	(0.09)

Class C
Year Ended June 30, 2013	9.30	(0.17	)(e)(f)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02
Year Ended June 30, 2010	10.02	(0.23	)(e)	(0.33)	(0.56)
Year Ended June 30, 2009	10.12	(0.15	)(e)	0.05	(0.10)

Select Class
Year Ended June 30, 2013	9.82	(0.09	)(e)(f)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12
Year Ended June 30, 2010	10.27	(0.14	)(e)	(0.34)	(0.48)
Year Ended June 30, 2009	10.27	(0.05	)(e)	0.05	— (g)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, 1.49% and 1.95% for 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009; for Class B are 2.16% and 2.38 for the year ended June 30, 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009; for Class C are 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009; for Select Class are 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.13), $(0.19), $(0.19) and $(0.11) for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (1.38)%, (2.07)%, (2.06)% and (1.16)% for Class A, Class B, Class C and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c )	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding short sales) (d)	Portfolio turnover rate (including short sales) (d)

$9.79	1.03%	$14,101	3.04%	(1.13	)%(f)	3.44%	94%	251%
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)		3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)		3.29	175	350

9.31	0.22	530	3.70	(1.82	)(f)	3.92	94	251
9.29	(1.90)	1,401	3.61	(2.18)		3.83	151	316
9.47	0.32	3,484	3.67	(2.47)		3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)		3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)		3.79	175	350

9.33	0.32	11,181	3.69	(1.81	)(f)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)		3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)		3.79	175	350

9.94	1.22	317,974	2.78	(0.90	)(f)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)		3.15	146	348
10.27	0.00	528,478	2.59	(0.45)		3.04	175	350

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2013	$19.96	$0.22	(d)	$4.75	$4.97	$(0.20)	$(0.09)	$(0.29)
Year Ended June 30, 2012	19.07	0.25	(d)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(d)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(d)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(d)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)

Class C
Year Ended June 30, 2013	19.91	0.11	(d)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(d)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(d)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(d)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(d)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)

Institutional Class
Year Ended June 30, 2013	19.99	0.34	(d)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(d)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(d)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(d)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(d)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)

Select Class
Year Ended June 30, 2013	20.00	0.28	(d)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(d)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(d)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(d)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(d)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.64	25.09%	$784,359	1.24%	0.98%	1.33%	22%
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70

24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70

24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70

24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,024,892	$—	$—	$2,024,892

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$863,347	$—	$—	$863,347

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$956,183	$—	$—	$956,183

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,570,115	$—	$—	$1,570,115

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,254,036	$—	$—	$13,254,036

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$338,642	$—	$—	$338,642

Total Liabilities (a)	$(306,287)	$—	$—	$(306,287)

Appreciation in Other Financial Instruments
Futures Contracts	$7	$—	$—	$7

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,671,023	$—	$—	$3,671,023

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2013, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$3,507	(a)
Ending Notional Balance Long	—
Average Notional Balance Short	4,485	(b)
Ending Notional Balance Short	2,616

(a)	For the period, May 1, 2013 through May 31, 2013.
(b)	For the periods, April 1, 2013 through April 30, 2013 and June 1, 2013 through June 30, 2013.

D. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2013, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, in Collateral Investments as described below (amounts in thousands):

Mid Cap Equity Fund	$1
Mid Cap Growth Fund	2
Mid Cap Value Fund	3

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of the loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2013, there were no outstanding securities on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the following Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Mid Cap Equity Fund	$1
Mid Cap Growth Fund	1
Mid Cap Value Fund	2

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Foreign Currency Translation — The books and records of the Multi-Cap Market Neutral Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, whose distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$—	$(1,536)	$1,536
Mid Cap Core Fund	—	(458)	458
Mid Cap Equity Fund	—	(830)	830
Mid Cap Growth Fund	(1,461)	(1,893)	3,354
Mid Cap Value Fund	1,460	(971)	(489)
Multi-Cap Market Neutral Fund	(5,082)	4,972	110
Value Advantage Fund	—	(1,614)	1,614

The reclassifications for the Funds relate primarily to investments in real estate investment trusts (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), investments in partnerships (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), non-taxable dividends (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund), net operating losses (Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), corporate actions from underlying fund investments (Mid Cap Value Fund), foreign currency gains or losses (Multi-Cap Market Neutral Fund), short sales dividend in-lieu (Multi-Cap Market Neutral Fund) and investments in regulated investment companies (Multi-Cap Market Neutral Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$81	$1
Mid Cap Core Fund	2	—	(a)
Mid Cap Equity Fund	26	4
Mid Cap Growth Fund	18	2
Mid Cap Value Fund	222	9
Multi-Cap Market Neutral Fund	1	—	(a)
Value Advantage Fund	146	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	0.90
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the year ended June 30, 2013, except on February 28, 2013, Mid Cap Core Fund Select Class changed from 1.00% to 0.90% and Multi-Cap Market Neutral Fund Class A changed from 1.75% to 1.50%, Class B and Class C changed from 2.50% to 2.00% and Select Class changed from 1.50% to 1.25%. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013, except Mid Cap Core Fund Select Class which is in place until at least October 31, 2014 and Multi-Cap Market Neutral Fund which is in place until at least February 28, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—		$—	$95	$95
Mid Cap Core Fund	—		201	156	357
Mid Cap Equity Fund	160		626	2,392	3,178
Mid Cap Growth Fund	1,894		1,264	512	3,670
Mid Cap Value Fund	4,777		8,910	5,486	19,173
Multi-Cap Market Neutral Fund	40		107	776	923
Value Advantage Fund	298		1,499	829	2,626

	Voluntary Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Mid Cap Growth Fund	$—	(a)	$—	$—	$—	(a)
Multi-Cap Market Neutral Fund	190		284	346	820

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$79
Mid Cap Core Fund	50
Mid Cap Equity Fund	61
Mid Cap Growth Fund	43
Mid Cap Value Fund	876
Multi-Cap Market Neutral Fund	89
Value Advantage Fund	274

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,527,368	$1,183,455	$—	$—
Mid Cap Core Fund	1,468,451	1,114,696	—	—
Mid Cap Equity Fund	620,886	684,537	—	—
Mid Cap Growth Fund	1,025,391	1,178,223	—	—
Mid Cap Value Fund	5,475,549	2,277,462	—	—
Multi-Cap Market Neutral Fund	390,686	643,014	401,558	646,391
Value Advantage Fund	2,337,396	458,557	—	—

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,558,832	$479,918	$13,858	$466,060
Mid Cap Core Fund	806,101	70,733	13,487	57,246
Mid Cap Equity Fund	697,487	262,122	3,426	258,696
Mid Cap Growth Fund	1,166,791	418,497	15,173	403,324
Mid Cap Value Fund	9,853,796	3,432,409	33,284	3,400,240
Multi-Cap Market Neutral Fund	280,176	61,808	3,342	58,466
Value Advantage Fund	3,099,685	587,180	15,842	571,338

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund), investment in partnerships (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$3,788	$5,812	$9,600
Mid Cap Core Fund	12,650	3,553	16,203
Mid Cap Equity Fund	5,458	6,244	11,702
Mid Cap Growth Fund	—	64,858	64,858
Mid Cap Value Fund	120,789	74,510	195,299
Value Advantage Fund	20,780	8,159	28,939

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Mid Cap Core Fund	$724	$2	$726
Mid Cap Equity Fund	3,720	17	3,737
Mid Cap Growth Fund	—	134,380	134,380
Mid Cap Value Fund	60,236	—	60,236
Value Advantage Fund	11,280	—	11,280

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$46,860	$—	$466,060
Mid Cap Core Fund	60,924	39,252	—	57,246
Mid Cap Equity Fund	16,741	37,820	—	258,696
Mid Cap Growth Fund	—	95,221	(39,020)	403,324
Mid Cap Value Fund	99,287	243,394	(41,385)	3,400,240
Multi-Cap Market Neutral Fund	—	—	(39,205)	28,626
Value Advantage Fund	24,514	20,269	—	570,607

For the Funds, the cumulative timing differences primarily consists of late year ordinary loss deferral (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Multi Neutral Fund), trustee deferred compensation, wash sale loss deferrals, investments in partnerships (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), non-taxable dividends (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Multi-Cap Multi Neutral Fund and Value Advantage Fund), distributions payable (Mid Cap Equity Fund), post-October loss deferral (Multi-Cap Multi Neutral Fund), unsettled short sales loss deferral (Multi-Cap Multi Neutral Fund) and mark to market of futures contracts (Multi-Cap Multi Neutral Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended June 30, 2013, the following Fund utilized post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Mid Cap Core Fund	$636	$—

As of June 30, 2013, the following Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Growth Fund	$—	$—	$39,020	$39,020	*
Mid Cap Value Fund	—	3,017	38,368	41,385	*
Multi-Cap Market Neutral Fund	39,205	—	—	39,205

During the year ended June 30, 2013 the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Mid Cap Growth Fund	$25,462
Mid Cap Value Fund	86,259
Multi-Cap Market Neutral Fund	26,780
Value Advantage Fund	13,485

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2013 the following Funds deferred to July 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Growth Advantage Fund	$335	$—	$—
Mid Cap Growth Fund	1,738	—	—
Multi-Cap Market Neutral Fund	2,448	21,799	—

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013. Average borrowings from the Facility for the year ended June 30, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Mid Cap Core Fund	$7,582	1	$—	(a)
Mid Cap Equity Fund	31,840	5	1

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—%	33.4%
Mid Cap Core Fund	—	43.5
Multi-Cap Market Neutral Fund	88.5	—
Value Advantage Fund	—	19.5

Additionally, Growth Advantage Fund, Mid Cap Equity Fund and Value Advantage Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of June 30, 2013, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,155.70	$6.68	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,152.60	9.29	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class C
Actual	1,000.00	1,152.40	9.29	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R5
Actual	1,000.00	1,157.60	4.44	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Select Class
Actual	1,000.00	1,156.50	5.51	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

Mid Cap Core Fund
Class A
Actual	1,000.00	1,156.70	6.63	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,154.40	9.29	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,155.10	7.96	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual	$1,000.00	$1,159.20	$4.23	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,159.90	3.96	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,158.50	4.98	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,151.30	6.61	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,148.30	9.27	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Select Class
Actual	1,000.00	1,153.00	4.75	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,154.10	6.62	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,151.00	9.28	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class C
Actual	1,000.00	1,151.00	9.28	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,153.10	7.47	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R5
Actual	1,000.00	1,156.30	4.22	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,156.70	3.96	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,155.80	4.97	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual	1,000.00	1,149.90	6.56	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class B
Actual	1,000.00	1,147.00	9.26	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class C
Actual	1,000.00	1,146.90	9.26	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,148.30	7.94	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Institutional Class
Actual	$1,000.00	$1,152.60	$3.95	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,150.90	5.23	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,026.20	13.56	2.70
Hypothetical	1,000.00	1,011.41	13.47	2.70
Class B
Actual	1,000.00	1,022.00	16.44	3.28
Hypothetical	1,000.00	1,008.53	16.33	3.28
Class C
Actual	1,000.00	1,023.00	16.45	3.28
Hypothetical	1,000.00	1,008.53	16.33	3.28
Select Class
Actual	1,000.00	1,026.90	12.31	2.45
Hypothetical	1,000.00	1,012.65	12.23	2.45

Value Advantage Fund
Class A
Actual	1,000.00	1,160.10	6.64	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,157.00	9.25	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Institutional Class
Actual	1,000.00	1,163.10	3.97	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,161.70	5.31	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Growth Advantage Fund	100.00%
Mid Cap Core Fund	18.34
Mid Cap Equity Fund	54.85
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$5,812
Mid Cap Core	3,553
Mid Cap Equity	6,244
Mid Cap Growth	64,858
Mid Cap Value	74,510
Value Advantage Fund	8,159

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Growth Advantage Fund	$3,788
Mid Cap Core Fund	12,650
Mid Cap Equity	4,652
Mid Cap Value	120,789
Value Advantage Fund	20,780

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. June 2013.

AN-MC-613

ITEM 2.
CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must
briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.
AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in
Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.
PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2013 – $30,701

2012 – $29,950

(b) Disclose, under
the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2013 – $11,830

2012 – $11,830

Audit-related
fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2013
– $7,950

2012 – $8,050

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2013 and 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2013 – Not applicable

2012 – Not applicable

(e)
(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the
“Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any
Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit
Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.0%

2012 – 0.0%

(f) If greater than 50
percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit
fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2012—$31.6 million

2011—$33.6 million*

*
Certain fees for 2011 have been reclassified between Audit and Non Audit to conform with the 2012 presentation.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service
Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.
AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so
state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.
SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A
closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.
PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.
PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If
the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15
U.S.C. 781).

Not applicable.

ITEM 10.
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which
shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR
240.14a-101), or this Item.

No material changes to report.

ITEM 11.
CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form
N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))
that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.
EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal
Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A
separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule
30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Mutual Fund Group, Inc.

By:

/s/ Patricia A. Maleski

Patricia A. Maleski

President and Principal Executive Officer

August 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Patricia A. Maleski

Patricia A. Maleski

President and Principal Executive Officer

August 30, 2013

By:

/s/ Joy C. Dowd

Joy C. Dowd

Treasurer and Principal Financial Officer

August 30, 2013